Exhibit (h)(13)

AGENCY SECURITIES LENDING SERVICES

NOVATION AGREEMENT

NOVATION AGREEMENT (this “Novation Agreement”) dated as of November 20, 2009, by and among Commerzbank AG, New York branch (“Existing Agent”), Deutsche Bank AG, New York branch (“New Agent”), Deutsche Bank AG, Frankfurt branch (“DB Frankfurt”) (solely for the purposes specified herein) and Thrivent Mutual Funds and Thrivent Series Fund Inc. (together, the “Client”).

1.	Definitions. As used in this Novation Agreement, the following terms shall have the following meanings:

“Agency Agreement” shall mean that certain Agency Securities Lending Agreement dated April 27, 2007, (a copy of which, together with any currently effective amendments, is attached hereto as Exhibit 1) to which Existing Agent and Client are parties.

“Business” shall mean the global agency securities lending business of Commerzbank AG.

“Business Purchase Agreement” shall mean that certain agreement, dated May 12, 2009, by and between Commerzbank AG and Deutsche Bank AG, London Branch pursuant to which New Agent will acquire the Business from Existing Agent.

“Closing Date” shall mean the date and time of the satisfaction or waiver of all pre-closing contingencies and the final closing of the transactions contemplated by the Business Purchase Agreement.

“Collateral Investments” shall mean all Collateral, Investments, Securities, books, records and other property held by Existing Agent on behalf of Client.

“Liabilities” shall mean all duties, claims, losses, damages, injuries, actions, expenses (including attorneys’ fees and costs), liabilities and obligations, whether known or unknown, fixed or contingent, matured or unmatured, however characterized.

“Novation and Transfer” shall mean the novation of the Agency Agreement and all Transactions thereunder and transfer of the Collateral Investments from Existing Agent to New Agent (or, in respect of Collateral Investments held other than by the Existing Agent, including through a third-party custodian, the completion of appropriate arrangements such that New Agent will be in the same position as Existing Agent with respect to such Collateral Investments) as of the Closing Date.

“Rights” shall mean all rights, title and interests, powers, privileges and remedies, however characterized.

Other capitalized terms used but not defined herein shall have the meanings set forth in the Agency Agreement.

2.	Transfer.

a.                               Existing Agent / New Agent.  Effective as of the Closing Date, the Agency Agreement is hereby amended by (i) deleting any references to Existing Agent or its predecessors as the provider of agency securities lending services thereunder and (ii) substituting for any such references the New Agent (except as otherwise provided herein), with the effect that New Agent shall have the Rights and Liabilities (subject to Section 2(b) below) of Existing Agent under the Agency Agreement for the period from and after the Closing Date. On or after the Closing Date, any notices that would have been sent or delivered to Existing Agent under the Agency Agreement shall be sent or delivered to (x) Deutsche Bank AG, New York Branch, 60 Wall Street, 36th Floor, New York, NY 10005, Attention: Bruce Ismael, Director and Counsel, Repo & Securities Lending Legal Group (Telephone: (212) 250-8165 and Facsimile: (212) 797-4564) and (y) Deutsche Bank AG, New York Branch, 60 Wall Street, 36th Floor, New York, NY 10005, Attention: Frank J. Gambino, Managing Director, Domestic Custody Services – Agency Securities Lending (Telephone: (212) 250-1834 and Facsimile: (212) 797-0700).

b.              Release and Discharge.  Subject to the provisions of Section 2(d) below, as between Existing Agent and Client, delivery of this Novation Agreement shall be deemed to constitute valid notice of termination of the Agency Agreement, which termination shall be effective upon the Closing Date. From and after the Closing Date, (i) each of Existing Agent and Client shall be released and discharged from all further Liabilities to each other under the Agency Agreement; provided that such release and discharge shall not affect any Rights or Liabilities of Existing Agent or Client incurred, realized or accrued under or in connection with the Agency Agreement with respect to the period of time prior to the Closing Date, irrespective of whether such Rights or Liabilities arise before or after the Closing Date and (ii) New Agent and its affiliates shall have no responsibility for, and Client hereby releases and discharges New Agent and its affiliates from, any Liability arising under or in connection with any Transactions, Investments, actions, failures to act or other occurrences incurred, realized or accrued under or in connection with the Agency Agreement with respect to the period of time prior to the Closing Date, irrespective of whether such Liabilities arise before or after the Closing Date.

c.              Counterparty Novation.  Existing Agent and New Agent represent to Client that as of the Closing Date no Transactions of Client will remain outstanding under any Counterparty Agreement that is not, or will not have been, novated (or otherwise transferred) by Existing Agent to New Agent on or before the Closing Date. In the event Existing Agent and New Agent shall not have entered into agreements with a Counterparty whereby New Agent assumes all rights and obligations of Existing Agent under a Counterparty Agreement as of the Closing Date, Existing Agent shall effect a close-out of all Transactions with such Counterparty no later than five (5) business days prior to the Closing Date.

d.              Termination of Agency Agreement.  In the event that the Business Purchase Agreement is terminated after the date hereof, or any of the conditions specified in Section 3(ii) and (iii) below are not satisfied or waived by New Agent on or before the Closing Date, the Agency Agreement shall terminate effective as of December 17, 2009; provided that upon termination of the Agency Agreement pursuant to this Section 2(c), Existing Agent shall continue to manage the Transactions and hold the Collateral Investments on behalf of Client in accordance with the terms of the Agency Agreement and Existing Agent shall use its reasonable best efforts to effect the transfer of the Collateral Investments to the new securities lending agent of Client, as directed by Client in writing within a reasonable period of time after notice of termination of the Business Purchase Agreement or notice of the failure of the conditions specified in Section 3(ii) and (iii) below to be satisfied or waived.

e.              Amendments to Agency Agreement.  Effective as of the Closing Date:

(i)          Clause 3 of the Agency Agreement is hereby amended to add a new Clause 3.04: “The Trust hereby represents and warrants that it has established and maintains anti-money laundering procedures in accordance with the applicable anti-money laws, rules and regulations of its jurisdiction. The Trust has applied, and will continue to apply, its anti-money laundering procedures to all of its clients/customers, and will, in accordance with the laws of its jurisdiction, take reasonable measures to identify all clients/customers. The Trust has, consistent with its anti-money laundering procedures, undertaken appropriate due diligence efforts with respect to each client/customer, including the screening of any country, territory, individual and/or entity prohibited pursuant to applicable sanctions regulations and the U.S. Treasury Department’s Office of Foreign Assets Control.”

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(ii)        Clause 4 of the Agency Agreement is hereby amended to add a new Clause 4.05: “New Agent hereby represents and warrants that it has established and maintains anti-money laundering procedures in accordance with the applicable anti-money laws, rules and regulations of its jurisdiction. New Agent has applied, and will continue to apply, its anti-money laundering procedures to all of its clients/customers, and will, in accordance with the laws of its jurisdiction, take reasonable measures to identify all clients/customers. New Agent has, consistent with its anti-money laundering procedures, undertaken appropriate due diligence efforts with respect to each client/customer, including (i) enhanced scrutiny with respect to senior politically exposed persons, (ii) the preclusion of shell banks and (iii) the screening of any country, territory, individual and/or entity prohibited pursuant to applicable sanctions regulations and the U.S. Treasury Department’s Office of Foreign Assets Control.”

(iii)      The text of Clause 4.03 of the Agency Agreement is hereby deleted and replaced with the word “Reserved.”

(iv)      Clause 12.04 of the Agency Agreement is hereby amended to add the following sentence at the end of the Clause: “Nothing in this Clause 12 is intended to limit or otherwise result in any responsibilities of the parties inconsistent with Clause 11.03 of this Agency Agreement.”

(v)       Clause 13 of the Agency Agreement is hereby amended by (i) deleting references to the “Bank” as the indemnifying party and (ii) substituting for any such references the term “Deutsche Bank AG, Frankfurt branch”, with the effect that the indemnification obligations set forth in Clause 13 of the Agency Agreement shall be the obligations of Deutsche Bank AG, Frankfurt branch. The definition of “Indemnity Proceeds” is hereby amended by deleting reference to the “Bank” and substituting for such reference the term “Deutsche Bank AG, Frankfurt branch”.

(vi)       Clause 21 of the Agency Agreement is hereby amended to add the following sentence after the first sentence of the Clause: “Each party hereto irrevocably and unconditionally (a) submits to the exclusive jurisdiction of any United States Federal or State court sitting in Minnesota or New York, and any corresponding appellate court, solely for the purpose of any suit, action, or proceeding brought to enforce its obligations hereunder or relating in any way to this Agency Agreement or any transaction contemplated hereby and (b) waives (solely for such purpose), to the fullest extent it may effectively do so, any defense of inconvenient forum to the maintenance of such action or proceeding in such jurisdiction on account of its place of residence or domicile.”

(vii)     Clause 22.02 of the Agency Agreement is hereby amended to add the following sentence at the end of the Clause: “The terms and provisions of this Agency Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer any third-party beneficiary rights upon any other person.”

(viii)    Exhibits A and B to the Agency Agreement are hereby deleted and replaced with Exhibits A and B to this Agreement.

3.           Effectiveness.    The Novation and Transfer shall be effective upon the Closing Date and are expressly conditioned on (i) the closing of the sale of the Business to Deutsche Bank AG, London Branch, (ii) compliance with New Agent’s applicable client adoption standards, policies and procedures, and delivery of completed documentation (in form and substance reasonably satisfactory to New Agent) as requested by New Agent, including, without limitation, tax reporting forms and account opening documentation, by the Closing Date, (iii) the completion of all arrangements and documentation, in form and substance reasonably satisfactory to New Agent, with Client’s custodian as may be required to give

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effect to the transactions contemplated by this Novation Agreement, and (iv) satisfaction of the requirements of Section 2(c) of this Agreement. New Agent agrees to notify Client (which notice may be delivered by facsimile or email transmission to Bill Stouten at bill.stouten@thrivent.com or Paul McCullough at paul.mccullough@thrivent.com; 612.844.5776) as soon as reasonably practicable upon the satisfaction of the conditions set forth in the preceding sentence.

4.	Further Action.

a.                               Further Action.  Subject to applicable law, the parties agree to take all such further commercially reasonable action, execute, acknowledge and deliver such further instruments, and do such other things as may be reasonably necessary to carry out the Novation and Transfer. Existing Agent and New Agent agree to use reasonable efforts to provide for the transition of all Transactions and Investments outstanding as of the Closing Date such that, as of the Closing Date, subject to the terms and conditions of this Novation Agreement, each of the Transactions and Investments will continue to be outstanding. In the event that there occurs a material adverse change in the creditworthiness of a particular Counterparty or other events or circumstances arise that would materially impact the ability to effect the transfer of particular Transactions, Existing Agent, New Agent and Client will cooperate in good faith to address the affected Transactions in a manner as may be mutually agreed by the parties.

b.                               Conversion.  New Agent hereby agrees to use commercially reasonable efforts to cooperate with Existing Agent on Client’s behalf to seek to resolve any issues in connection with the transfer of Client’s securities lending program from Existing Agent to New Agent.

5.	Representations and Warranties.

a.                               Prior Representations.  All representations and warranties previously made by Existing Agent set forth in the Agency Agreement that were made to Client under the Agency Agreement shall be deemed to be made by New Agent in favor of Client as of the Closing Date (except that, for the avoidance of doubt, New Agent does not make the representations and warranties previously made by the Existing Agent in Clause 4.03 of the Agency Agreement). All representations and warranties previously made by Client set forth in the Agency Agreement that were made to Existing Agent under the Agency Agreement shall be deemed to be made by Client in favor of New Agent as of the Closing Date.

b.                               Corporate Representations.  Each party hereby represents that (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (ii) it has the power to execute and deliver this Novation Agreement and to perform its obligations under this Novation Agreement and has taken all necessary action to authorize such execution and delivery and performance of such obligations, (iii) its execution and delivery of this Novation Agreement does not violate or conflict with any law, rule or regulation applicable to it, any provision of its charter or by-laws (or comparable constituent documents), any order or judgment of any court or other agency of government applicable to it or any of its assets or any contract binding on or affecting it or any of its assets, (iv) all authorizations of and exemptions, actions or approvals by, and all notices to or filings with any governmental or other authority that are required to have been obtained or made and are in full force and effect and all conditions of any such authorizations, exemptions, actions or approvals have been complied with, and (v) this Novation Agreement constitutes its legal, valid and binding obligation, enforceable against the party in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

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c.                             Continuity of Service.   New Agent represents and warrants that it is familiar with the securities lending services provided to Client by Existing Agent and will use commercially reasonable efforts to provide a level of service to Client that is consistent in all material respects with the services as provided prior to the Closing (subject to and in accordance with the terms of the Agency Agreement). New Agent shall use commercially reasonable efforts to complete its acquisition of the Business and conversion of related operations to New Agent with minimal disruption to Client and in a commercially reasonable manner.

d.                             Benchmarking Consultants and Pricing Service.   New Agent represents and warrants that, as of the Closing Date, New Agents benchmarking consultants (as described in Section 2.09 of the Agency Agreement) will be ASTEC Consulting Group or Data Explorers; and its pricing service for fixed-income Securities (as described in Section 10.01.04 of the Agency Agreement) will be Bloomberg L.P.

e.                             Personnel.   New Agent hereby represents to Client that New Agent will have relevant employees and systems (including certain employees and systems formerly of Existing Agent) sufficient as at the Closing Date to provide the services of the Bank under the Agency Agreement (as amended and restated by this Novation Agreement) at substantially the same level as the Existing Agent was providing such services under the Agency Agreement immediately prior to the Closing Date, subject to the terms and conditions of this Novation Agreement and the Agency Agreement (as amended and restated by this Novation Agreement).

6.           Amendments to Novation Agreement.   No amendment of this Novation Agreement will be effective unless in writing and signed by each of the parties.

7.           Counterparts.    This Novation Agreement may be executed in counterparts (including by facsimile transmission), each of which shall be deemed to be an original.

8.           Costs and Expenses.   The parties will pay their own costs (including legal fees) and expenses incurred in connection with this Novation Agreement.

9.           Entire Agreement.     This Novation Agreement supersedes all prior and contemporaneous discussions, agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and constitutes the sole and entire agreement among the parties to this Novation Agreement with respect to the subject matter hereof. This Novation Agreement and the Agency Agreement are the product of negotiation by the parties having the assistance of counsel and other advisors and, accordingly, no such agreement shall be construed more strictly with regard to one party than to any other, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of any authorship of any provisions hereof or thereof.

10.         Governing Law; Venue.   This Novation Agreement shall be subject to the governing law and venue provisions set forth in the Agency Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have caused this Novation Agreement to be executed on the date first above written.

THRIVENT MUTUAL FUNDS AND THRIVENT SERIES FUND, INC.

By:	/s/ Gerard V. Vaillancourt
	Name:	Gerard V. Vaillancourt
	Date:	November 24, 2009
	Title:	Treasurer and Principal Accounting Officer

COMMERZBANK AG, NEW YORK BRANCH

By:	/s/ [Illegible]
	Name:	[Illegible]
	Date:	11/25/09
	Title:	M.D.

By:	/s/ Joseph Santoro
	Name:	Joseph Santoro
	Date:	11/25/09
	Title:	Director

For all purposes of this Novation Agreement, other than the indemnification obligations set forth in Clause 13 of the Agency Agreement, as amended hereby:

DEUTSCHE BANK AG, NEW YORK BRANCH

By:	/s/ Anthony T. Toscano
	Name:	Anthony T. Toscano
Date:
	Title:	Managing Director

By:	/s/ Frank J. Gambino
	Name:	Frank J. Gambino
Date:
	Title:	Managing Director

Solely for purposes of Section 5(b) of this Novation Agreement and the indemnification obligations set forth in Clause 13 of the Agency Agreement, as amended hereby:

DEUTSCHE BANK AG, FRANKFURT BRANCH

By:	/s/ Mark Seffinger
	Name:	Mark Seffinger
Date:
	Title:	A-I-F

By:	/s/ Bruce Ismael
	Name:	Bruce Ismael
Date:
	Title:	Attorney-in-Fact

Exhibit 1

FINAL VERSION – Non-ERISA

AGENCY SECURITIES LENDING AGREEMENT

THIS AGENCY SECURITIES LENDING AGREEMENT (the “Agency Agreement”) is entered into on the 27th day of April, 2007 between:

(1)	DRESDNER BANK AG, NEW YORK BRANCH (“the Bank”)

and

(2)

THRIVENT MUTUAL FUNDS and THRIVENT SERIES FUND, INC., 625 Fourth Avenue South, Minneapolis MN 55415, on behalf of their respective series as listed on Exhibit A, severally and not jointly (collectively, the “Trust”).

This Agency Agreement shall be deemed for all purposes to constitute a separate and discrete agreement between the Bank and each of the series of the Trust as listed on Exhibit A (each a “Fund” and collectively, the “Funds”) as it may be amended by the parties, and no Fund shall be responsible or liable for any of the obligations of any other Fund under this Agency Agreement or otherwise, notwithstanding anything to the contrary contained herein.

WHEREAS:

A.

Each Fund wishes the Bank, as its agent and on its behalf, to sell, lend or otherwise transfer Securities to various Counterparties under the terms of repurchase agreements, securities lending agreements or such other documentation as may be appropriate against the transfer of Collateral or payment of cash subject to an obligation of the relevant Counterparty to sell or otherwise transfer to the Fund Equivalent Securities at a certain date or on demand (provided, however, that provisions of this Agency Agreement that purport to authorize the Bank to sell securities or enter into repurchase agreements on a Fund’s behalf relate solely to the investment of cash Collateral);

B.	Each Fund further wishes the Bank to invest cash Collateral in Investments; and

C.	The Bank has agreed to do so on the terms and conditions set forth below.

NOW THEREFORE, in consideration of the mutual covenants, representations, terms and conditions contained herein, the Bank and each Fund agree as follows:

1.	DEFINITIONS

The following terms, as used herein, shall have the following meanings:

“Agent”	means the Bank acting in its capacity as the duly appointed agent of a Fund pursuant to this Agency Agreement.

“Bank Affiliate”

means any office or branch of the Bank and any other entity that directly, or indirectly through one or more intermediaries, controls the Bank or that is controlled by or is under common control with the Bank.

“Business Day”	means any day on which (i) transfers are made by the Clearance System through which Fund Securities subject to Transactions are transferred; and (ii) transfers are made by the Clearance System through which the Collateral relating to Transactions is transferred; and (iii) the relevant branches of the Bank and the Funds’ custodian bank are open for business.

“Clearance System”	means the relevant payment and/or securities settlement system in respect of cash and Fund Securities that are transferred pursuant to Transactions and the transfer of Collateral.

“Collateral”	means the types of collateral set forth in Exhibit C.

For the purposes of this Agency Agreement, any Securities received by the Bank as Agent pursuant to Reverse Transactions shall be deemed to be Collateral.

“Counterparty”

means any entity approved by the Trust and identified in Exhibit B hereto, as such Exhibit may be amended or supplemented from time to time by delivery to the Trust from the Bank of an executed, amended or supplemented Exhibit B, other than an entity deleted from such Exhibit B pursuant to written, e-mailed or faxed instructions from the Trust. For the avoidance of doubt, the Bank and Bank Affiliates may be Counterparties, to which the Trust expressly consents and confirms its acceptance.

“Counterparty Affiliate”	means any office or branch of a Counterparty and any other entity that directly, or indirectly, controls, is controlled by or is under common control with a Counterparty.

“Counterparty Agreements”

means such repurchase agreement, securities lending agreement or other agreement between a Fund and any Counterparty, the terms and conditions of which shall govern Transactions, negotiated by the Bank (as Agent on behalf of the Fund) in its sole discretion, pursuant to Clause 2 hereof.

“Distributions”	means all interest payments, stock or cash dividends or other distributions, rights or warrants made in respect of the Transferred Securities during the term of any Transaction.

“Equivalent Securities”

means Transferred Securities or Securities of the same issuer, issue, class and quantity as Transferred Securities (or equivalent thereof in the event of a reorganisation, recapitalisation or merger of the issuer of the Transferred Securities).

“Federal Funds Open Rate”	means the rate set forth on the Garban Intercapital Federal Funds Rate Open Page on Bloomberg (FEDSOPEN Index Go).

“Fund’s Account(s)”	means a Fund’s account(s) set forth in Exhibit A.

“Fund Affiliate”	means any entity that directly, or indirectly through one or more intermediaries, controls a Fund or that is controlled by or is under common control with such Fund.

“Fund Obligations”

means: (a) the execution, delivery and performance of this Agency Agreement by a Fund; (b) the entering into and performance of the obligations arising under any Transaction or under the applicable Counterparty Agreement and (c) the entering into and performance of the obligations arising under any Investment entered into or made hereunder or under the applicable Counterparty Agreement.

“Fund Securities”	means Securities which are, from time to time, contained in a Fund’s Account(s) and which are available for Lending Transactions pursuant to this Agency Agreement.

“Indemnity Proceeds”	means any amount paid by the Bank to a Fund pursuant to its indemnity set out in Clause 13.

“Insolvency Default”	means, under the terms of any Counterparty Agreement, any of the following:

	a)	any Counterparty makes a general assignment for the benefit of, or enters into a re-organisation, arrangement, or composition with creditors; or

	b)	any Counterparty admits in writing its inability to pay its debts as they become due; or

c)

if there is a presentation or filing of a petition in respect of a Counterparty (other than by a Fund in respect of any obligation under this Agency Agreement) in any court or before any agency alleging or for the bankruptcy, winding-up or other insolvency of that Counterparty (or any analogous proceeding) or seeking any re-organisation, arrangement, composition, re-adjustment, administration, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such petition (except in the case of a petition for winding-up or any analogous proceeding) not having been stayed or dismissed within 30 days of its filing; or

	d)	any Counterparty seeks, consents to or acquiesces in the appointment of a receiver, administrator, liquidator, trustee or analogous officer of it or any material part of its property; or

	e)	a receiver, administrator, liquidator, trustee or analogous officer of such party is appointed over all or any material part of the property of a Counterparty.

“Investments”	means:

	i)	the purchase of Securities, instruments and other investments, including investments in Thrivent Financial Securities Lending Trust; and

	ii)	the entry into of other financial contracts using cash Collateral;

in each case as determined by the Agent in accordance with the Investment Guidelines contained in Exhibit D.

“Lending Transactions”

means transactions entered into between a Fund (through the agency of the Bank) and a Counterparty under the terms of a Counterparty Agreement whereunder the Fund lends, sells or otherwise transfers Fund Securities to such Counterparty and the Counterparty transfers Collateral or pays cash to the Bank as Agent subject to an obligation of such Counterparty to redeliver or resell Equivalent Securities to the Fund and for the Fund to transfer back Collateral or pay cash to the Counterparty.

“Liquidation Proceeds”

means in the case of Lending Transactions where Collateral has been provided, the amount of any cash Collateral delivered by the Counterparty to the Bank, acting on behalf of a Fund or, in the case of Collateral consisting of Securities, the Market Value of such Securities on the date that the Bank takes action with respect to such Collateral under Clause 12. Because cash Collateral may be invested in Thrivent Securities Lending Trust, such Liquidation Proceeds may be in whole or in part in the possession or control of the Bank or such Fund Affiliate at any given time.

“Market Value”

means, the value of any relevant cash or Securities as determined by the Bank acting in good faith and with reference to any relevant valuation provisions contained in any applicable Counterparty Agreement (and for the avoidance of doubt the Bank may rely upon the accuracy of any recognised pricing service in assessing Market Value).

“Realized Income”	shall have the meaning given in Clause 5.

“Recall Notice”	means written notice (which may be by facsimile) provided to the Bank by the Trust in accordance with the procedure set out in Clause 8.

“Recall Period”	has the meaning set forth in Clause 8.

“RFP”	means the Bank’s written response, dated November 15, 2006, to Thrivent Financial for Lutherans’ Request for Proposal in connection with its and the Funds securities lending activities.

“Reverse Transactions”

means transactions entered into between a Fund (through the agency of the Bank) and a Counterparty under the terms of a Counterparty Agreement whereunder the Counterparty sells or otherwise transfers Securities or other financial instruments to the Fund and the Fund transfers Securities or pays cash to the Counterparty subject to an obligation of the Fund to redeliver or resell Equivalent Securities to the Counterparty and for the Counterparty to transfer Securities or pay cash to the Fund.

“Securities”

means shares, stocks, bonds, debentures, notes, certificates of indebtedness, warrants or other securities or other financial instruments (whether represented by a certificate or by a book-entry on the records of the issuer or other entity responsible for recording such book-entries).

“Special Non-Business Day”	means any day that is a Business Day and on which the Trust and the Bank agree to limit Lending Transactions.

“Transaction”	means Lending Transactions and Reverse Transactions.

“Transfer”

means a transfer of Securities from a Fund to a Counterparty, or the transfer of Securities by a Counterparty to a Fund (in either case through the agency of the Bank) pursuant to the terms of the relevant Counterparty Agreement.

“Transferred Securities”	means Securities which are subject to a Transfer.

2.	APPOINTMENT OF AGENT, IDENTITY DISCLOSURE, APPROVED COUNTERPARTIES

2.01	Each Fund hereby authorises the Bank as follows:

2.01.01	to enter into Lending Transactions with Counterparties identified to and accepted by the Trust upon such terms as the Bank shall in its sole discretion decide, subject always to the terms hereof;

2.01.02	to enter into Investments in accordance with the Investments Guidelines set out in Exhibit D; and

2.01.03	notwithstanding the date of this Agency Agreement, the Bank shall not commence to carry out its duties hereunder until it is authorized in writing by the Trust to do so.

2.02

Each Fund hereby authorises and grants the Bank its power of attorney, to negotiate and execute (and where necessary take such steps, including the execution of any documentation, as it considers necessary where it is subrogated to the rights of the Fund pursuant to this Agency Agreement), as Agent, all and any Counterparty Agreements and to take all and any other actions necessary to enter into Lending Transactions or make Investments (including, without limitation, making required undertakings to regulatory and tax authorities having jurisdiction with respect to the Lending Transactions, Investments or Fund Securities).

2.03

The Bank shall be authorised to disclose a Fund’s identity to (i) the Counterparties, and (ii) issuers and entities with whom any contracts are entered into as Investments and (iii) regulatory and tax authorities having jurisdiction with respect to the Lending Transactions, Investments or Fund Securities.

2.04

The Bank shall only enter into Lending Transactions, on a Fund’s behalf, with Counterparties approved by the Trust. The initial list of Counterparties is set forth in Exhibit B, and the Trust represents and warrants that it has taken all steps necessary to authorise and approve the entering into of Lending Transactions with each such Counterparty in accordance with each Fund’s constitutional documents, internal procedures and applicable law. The Funds’ Securities Lending Policy, attached hereto as Exhibit G, is hereby incorporated by reference herein and made a part hereof.

2.05	[Intentionally Blank]

2.06

Each Fund acknowledges that the Bank acts as agent for other clients who may hold some of the same Securities as the Fund and accordingly, Lending Transactions with a Counterparty may be allocated or reallocated among several of the Bank’s clients, which may or may not include the Fund, at the sole discretion of the Bank. If a Lending Transaction is reallocated to or from a Fund, the Bank shall make appropriate adjustments to such Fund’s Account(s) and to the Collateral held on behalf of such Fund, to reflect such reallocation.

2.07

Lending Transactions and some types of Investments are often carried out in the over the counter market and not on an exchange. In such cases, the Bank will enter into Lending Transactions and Investments as Agent on behalf of a Fund, which are not subject to the rules or requirements of any stock or investment exchange.

2.08	The parties hereto agree that from time to time the Trust may designate a Special Non-Business Day with five days prior written notice to the Bank.

2.09

The Bank agrees to provide the Trust with direct access to its benchmarking consultants, including, but not limited to, to ASTEC Consulting Group and Data Explorers in order to facilitate benchmark reporting for the Funds.

3.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE FUNDS

3.01	Each Fund represents, warrants and covenants that such Fund has and will have the legal right, power and authority to enter into and carry out all of its obligations in respect of

Lending Transactions and Investments contemplated by this Agency Agreement and that this Agency Agreement and each Counterparty Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms.

3.02	Each Fund represents and warrants that such Fund Obligations:

3.02.01	are within the Fund’s corporate, trust or other constitutive powers;

3.02.02	have been duly authorised by all necessary corporate, trust or other appropriate action;

3.02.03

require no action by or in respect of, or filing with or approval of, any governmental body, agency, regulatory authority or official (including without limitation any exchange control approvals) that has not been respectively taken, filed or obtained; and

3.02.04

do not contravene, or constitute a default under, any provision of applicable law or regulation or of the organisational documents of the Fund or of any agreement, judgement, injunction, order, decree or other instrument binding upon the Fund.

Each Fund agrees to inform the Bank immediately if any of its representations and warranties set forth in this Clause ceases to be true and correct as of any date after the date hereof.

3.03

Each Fund hereby represents and warrants that it has: (a) taken its own professional advice and made its own determination with respect to and fully understands the nature and extent of the potential risk of loss (including those relating to legal, tax and accounting) of the Investments and the Lending Transactions envisaged by this Agency Agreement, and (b) the execution and performance of this Agency Agreement, the Counterparty Agreements, the Lending Transactions and the Investments are appropriate for such Fund taking into account its objectives, experience, financial and operational resources.

3.04

4.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BANK

4.01

The Bank represents, warrants and covenants that it has and will have the legal right, power and authority to carry out its obligations under this Agency Agreement, and that the execution, delivery and performance of this Agency Agreement by the Bank:

4.01.01	are within the Bank’s corporate powers; and

4.01.02	have been duly authorised by all necessary corporate action under its constitutional documents.

4.02	The Bank hereby undertakes:

4.02.01	to account to the Funds and the Trust for all outstanding Lending Transactions pursuant to Clause 6; and

4.02.02	to take all steps available under the terms of the relevant Counterparty Agreement to maintain adequate Collateral; and

4.02.03	to comply with all of its responsibilities and obligations relating to Investments.

4.04	The Bank further represents, warrants and covenants that Investments shall be made by the Bank in compliance with the Funds’ Investment Guidelines as set forth in Exhibit D.

5.	FEES

5.01	In connection with each Transaction and each Investment hereunder the Bank shall calculate the Realized Income.

5.02	The Realized Income shall mean:

5.02.01	the net income paid or accrued from Investments after the payment of all fees, charges, interest or commissions paid with respect to such Investment as reported to the Bank by the Trust; PLUS

5.02.02	any fees paid or accrued by a Counterparty in respect of Lending Transactions; LESS

5.02.03	any interest, rebate or fee paid or accrued to a Counterparty in respect of Transactions and Investments as reported to the applicable Fund by the Bank in writing.

5.03

If cash Collateral is invested in the Thrivent Financial Securities Lending Trust, capital losses shall be offset against capital gains and distributed annually as provided in the Thrivent Financial Securities Lending Trust’s prospectus.

5.04

The Realized Income will be apportioned between a Fund and the Bank as follows: Fund 85%, Bank 15%; provided, however, that, if during the first twelve (12) month period during which this Agency Agreement is in full force and effect following an initial three (3) month implementation period, the average balance of Lending Transactions outstanding during any month is less than $5.5 billion for the Funds, Thrivent Financial for Lutherans and Thrivent Life Insurance Company, in the aggregate, and the average monthly yield on the cash Collateral is equal to or greater than the monthly average of the Federal Funds Open Rate less two basis points computed on the basis of actual days and a 360 day year, then each Fund’s share of the Realized Income will increase to 87.5% for such month. The Bank agrees to credit an amount equal to 85% or 87.5%, as the case may be, of the Realized Income received by the Bank to each Fund’s account monthly on a provisional basis regardless of when such Realized Income is actually received by the Bank. Each Fund shall, upon the request of the Bank, promptly return any excess Realized Income paid by the Bank pursuant to this Clause 5.

5.05	The Realized Income shall be payable in US Dollars.

5.06	The aforesaid fee, interest or rebate shall, in the absence of any contrary written arrangement between the Bank and the Trust, be determined by the Bank in a commercially reasonable manner.

5.07	The Bank agrees to absorb such reasonable and customary transaction costs incurred with the Funds’ custodian in connection with Lending Transactions as set forth on Exhibit E hereto.

6.	STATEMENTS

The Bank shall provide the Trust with statements and reports, by written or electronic means, of Lending Transactions entered into by the Bank on the Funds’ behalf, upon request or in any event not less frequently than monthly. The contents of such statements or reports are summarized in Exhibit F hereto.

7.	PAYMENTS IN LIEU OF DISTRIBUTIONS ON FUND SECURITIES

7.01

It is understood that under the applicable Counterparty Agreement, each Counterparty shall be required to pay or deliver to the Bank payments in the amount of all Distributions made in respect of Fund Securities which are the subject of a Lending Transaction. The Distributions shall be credited by the Bank to the applicable Fund’s Account on the payable date for such Distributions. Such Distributions shall be provisional and may be reversed if they are not in fact paid by the Issuer of the Fund Securities.

7.02

If any Distributions are not received by the Bank from a Counterparty by the expiration of the applicable payment or delivery period specified in the relevant Counterparty Agreement, the Bank shall notify the applicable Fund of such fact and shall take all actions, on the Fund’s behalf and at the Fund’s risk and expense, that the Bank deems appropriate to secure the prompt payment or delivery of such Distributions. The Bank may exercise, on the Fund’s behalf, all rights of the Fund that it may have against the Counterparty.

8.	TERMINATION OF TRANSACTIONS, TRANSFER OF EQUIVALENT SECURITIES

8.01

A Fund may instruct the Bank to terminate any Lending Transaction in whole or in part by delivering to the Bank a valid Recall Notice in accordance with Clause 20, in which case, provided that no fixed term arrangements with respect to such Fund’s Securities have been agreed by the Bank on behalf of such Fund, the Bank shall immediately demand that the relevant Counterparty effect a Transfer of Equivalent Securities, to the extent that this is permitted under the relevant Counterparty Agreement. Upon any such termination, the Counterparty shall be required, to the extent that the relevant Counterparty Agreement so permits to effect a transfer of Equivalent Securities within the Recall Period. Unless otherwise indicated to the Funds by the Bank, the Recall Period for each type of security shall be the relevant standard settlement period for such security.

8.02

The Recall Period shall commence on the Business Day the Recall Notice is received, provided, however that if such Recall Notice is received by the Bank prior to 8:00 A.M. (Eastern time zone) such Recall Notice shall be effective as if received on the previous day.

8.03	The Recall Period shall terminate upon:

8.03.01	the close of the standard settlement period for such type of security; or

8.03.02	the end of such other period negotiated by the Agent, with notice to the Fund, and the Counterparty.

8.04

Each Fund acknowledges that if a fixed term Lending Transaction is terminated pursuant to this Section 8, any losses, interest or other penalties charged by Counterparties and any losses, interest, penalties and other costs in respect of Investments made by the Bank on behalf of the Fund, and other costs incurred as a result of such early termination, shall be the sole responsibility of, and shall be borne by, the Fund. Nothing in this clause shall affect the Bank’s standard of care set forth in Clause 15, or the Bank’s obligations set forth in Clause 12.

8.05	The Bank shall not enter into fixed term Lending Transactions (a) in excess of sixty days, or (b) without a prior right of substitution without the Trust’s prior consent.

9.	ELIGIBLE COLLATERAL

9.01

Prior to or simultaneously with the Transfer of Securities to a Counterparty, the Bank shall obtain Collateral on the applicable Fund’s behalf. The initial Collateral received shall have (a) in the case of Transferred Securities denominated in United States Dollars or whose primary trading market is located in the United States (“Domestic Securities”) a value of 102 percent of the Market Value of the Transferred Securities, or (b) in the case of Transferred Securities which are not denominated in United States Dollars or whose primary trading market is not located in the United States (“Foreign Securities”), a value of 105 percent of the Market Value of the Transferred Securities.

9.02	The Bank shall identify on its books and records all Collateral received by the Bank, on a Fund’s behalf, and shall credit such Collateral to an account held for the benefit of such Fund.

10.	SECURITIES AND COLLATERAL VALUATION PROCEDURE

The Bank shall, on each Business Day, determine the Market Value of the Fund Securities subject to a Lending Transaction relative to Collateral received in respect of such Lending Transaction as follows:

10.01.01

If on any Business Day the Market Value of the Collateral held in respect of Lending Transactions with any Counterparty is less than 100 percent, with respect to Domestic Securities, or 102 percent, with respect to Foreign Securities, of the aggregate of the Market Value of the Fund Securities subject to Lending Transactions with such Counterparty plus, in the case of debt Securities, any accrued but unpaid interest thereon, the Bank shall demand from such Counterparty additional Collateral (subject to any applicable minimum transfer amount specified in the relevant Counterparty Agreement) so that the value of the Collateral is equal to or greater than 102 percent, with respect to Domestic Securities, and 105 percent, with respect to Foreign Securities, of the Market Value of the Fund Securities subject to Lending Transactions of the applicable Fund with such Counterparty plus, in the case of debt Securities, any accrued but unpaid interest thereon.

10.01.02

The Bank may determine the Market Value of the Fund Securities subject to Lending Transactions either: (i) by separately determining the Market Value of such Fund Securities and the Collateral received in respect of such Lending Transactions from such Counterparty, or (ii) by determining the Market Value of the aggregate of all Lending Transactions of a Fund with a Counterparty and the Collateral received in respect thereof from such Counterparty pursuant to the applicable Counterparty Agreement.

10.01.03

Each Fund expressly acknowledges and agrees that the Market Value of Collateral shall, in the case of cash Collateral, be deemed to mean the principal amount of the cash Collateral in respect of a Lending Transaction which is actually paid by the Counterparty to the Bank, acting on behalf of the Fund and not the Market Value of any Investments purchased with such cash Collateral.

10.01.04

The Bank, in determining the Market Value of Securities, may rely upon any recognized pricing service and shall not be liable for any errors made by such service. The pricing services utilized by the Bank as of the date hereof for determining the Market Value of fixed-income Securities is Bloomberg L.P.. The Bank shall, from time to time, upon request by the Trust, provide the Trust with the names of the pricing services it utilizes.

11.	INVESTMENT OF CASH COLLATERAL

11.01

The Bank is hereby authorized, without obtaining any further approval from a Fund, to invest any of the cash Collateral received in connection with Lending Transactions on such Fund’s behalf and for the Fund’s account in Investments specified on Exhibit D.

11.02

The Bank may sell, close out, liquidate or unwind any Investment, on a Fund’s behalf and for such Fund’s account, whenever the Bank, in its sole discretion, deems it appropriate to do so, and such sales may be transacted through the Bank or Bank Affiliates.

11.03

Each Fund agrees to bear all investment risks associated with any and all Investments, including, but not limited to, interest rate, market, credit and liquidity risk. To the extent of any deficiency in the amount of Collateral available for return to a Counterparty due to losses on Investments (including negative Realized Income) or otherwise, the Fund shall deliver to the Bank, promptly after notice of such deficiency and upon request for such payment by the Bank, immediately available funds in an amount equal to such deficiency. For the avoidance of doubt, a failure by the Bank to request such deficiency shall not constitute a waiver of its rights to such payment.

11.04

The Bank shall maintain the property relating to or arising from Investments made on a Fund’s behalf as contemplated by this Clause in one or more custody accounts segregated from the Bank’s own assets.

11.05

No interest on any uninvested cash Collateral or any other uninvested cash which may be held by the Bank will be payable to a Fund unless specifically agreed by the Bank or unless such cash Collateral remains uninvested because of a failure by the Bank to invest it; provided, however, that such uninvested cash Collateral shall be greater than a de minimus amount.

11.06

Each Fund acknowledges that Investments may be in obligations or other securities of the Bank or any Bank Affiliate and in a short-term investment fund, mutual fund, securities lending trust or other collective investment fund with respect to which the Bank and/or a Bank Affiliate provide investment management or advisory, trust, custody, transfer agency, shareholder servicing and/or other services for which they are compensated; provided that the Trust authorizes the making of such Investments in writing. Each Fund further acknowledges that interests in such mutual funds, securities lending trusts and other collective investment funds, to which the Bank or a Bank Affiliate may provide services are not guaranteed or insured by the Bank or a Bank Affiliate or by the Federal Deposit Insurance Corporation or any government agency.

11.07

Each Fund is hereby advised and acknowledges that the provisions of the Securities Investor Protection Act of 1970 may not protect the Fund with respect to a loan of securities under this Agency Agreement and that, therefore, the Collateral delivered to the Fund may constitute the only source of satisfaction of the Counterparty’s obligations in the event the Counterparty fails to return the Transferred Securities.

12.	CLOSE-OUT, LIQUIDATION OF, ENFORCEMENT OF RIGHTS TO COLLATERAL

12.01

In the event that the Bank is notified or becomes aware of the occurrence in respect of a Counterparty of a default, event of default, termination event or analogous event pursuant to a Counterparty Agreement, the Bank may in its sole discretion exercise such rights, including any rights of termination, in respect of Transactions with such Counterparty, to which the lender is entitled under the terms of such Counterparty Agreement.

12.02

If the Bank exercises any rights to terminate Transactions with a Counterparty on a Fund’s behalf it shall immediately close-out, liquidate, or enforce rights to any Collateral or Securities received in respect of:

12.02.01

Lending Transactions with such Counterparty and apply the Liquidation Proceeds to the purchase of Equivalent Securities as replacement for the Fund Securities subject to such Lending Transactions with the relevant Counterparty. Subject to a Fund’s obligations pursuant to Section 11.03 hereof, if and to the extent that such Liquidation Proceeds are insufficient, the purchase of such Equivalent Securities shall be made at the Bank’s expenses

12.02.02

Reverse Transactions with such Counterparty and apply the Liquidations Proceeds in replacement of the cash paid to such Counterparty pursuant to such Reverse Transactions and any Liquidation Proceeds received which are in excess of that required for the above-mentioned purposes shall be applied against:

12.02.03	any other obligations of the Counterparty under the relevant Counterparty Agreement; and

12.02.04	any expenses associated with the close-out, liquidation of, or enforcement of rights to the Collateral or Securities and the purchase of such Equivalent Securities or replacement of cash Collateral.

12.03

Because the Liquidation Proceeds may be in part or in whole in the possession or under the control of the Fund or a Fund Affiliate, the Bank may, to effect the purchase of Equivalent Securities, at its option a) demand such Liquidation Proceeds from the Fund and the Fund shall promptly comply, or b) the Bank may advance its own funds for this purpose and the Fund shall promptly remit such Liquidation Proceeds upon demand by the Bank. In return for advancing its own funds, the Bank shall be entitled to compensation for each day that cash is advanced at the Federal Funds Open Rate.

12.04

For two Business Days from the date of any such close-out, liquidation of, or enforcement of rights to the Collateral, the Bank shall use all reasonable efforts and act in accordance with the provisions of all Counterparty Agreements to effect the purchase of Equivalent Securities with the aggregate of the Liquidation Proceeds and Indemnity Proceeds (if any), but any such purchase shall be made only in such markets, in such manner and on such terms as the Bank shall consider appropriate in its sole discretion. If the Bank cannot purchase Equivalent Securities during such two Business Day period, the Bank shall credit the Fund’s Account in accordance with Section 13.

13.	INDEMNITIES TO FUNDS

13.01

In the event of an Insolvency Default, the DB AG, Frankfurt branch undertakes to indemnify the applicable Fund with respect to any shortfall between the Liquidation Proceeds and the Market Value (determined at the time that the Bank, as Agent, exercises the appropriate remedy under the relevant Counterparty Agreement) of (i) in respect of Lending Transactions, the Securities subject to such Transaction or, (ii) in the case of Reverse Transactions, the amount of cash deposited with a Counterparty with respect to such Transaction provided however, that the Bank shall not indemnify the Fund for any such shortfall if the Bank determines in its sole discretion that the Counterparty is a Fund Affiliate.

13.02

If the Bank is unable to purchase Equivalent Securities pursuant to Section 12 and subject to the applicable Fund’s responsibility for investment risks associated with Investments pursuant to Section 11.03, the Bank shall credit to the Fund’s account an amount equal to the Market Value of the unreturned Transferred Securities for which Equivalent Securities are not so purchased, determined as of (a) the last day the Collateral continues to be successfully marked to market by the Counterparty against the unreturned Transferred Securities, or (b) the next day following the day referred to in (a) above, if higher.

13.03

In addition to making the purchases or credits required by Sections 12 and 13.02, the Bank shall credit to the applicable Fund’s account the value of all distributions on the Transferred Securities (not otherwise credited to such Fund’s accounts with the Bank), for record dates which occur before the date that the Bank purchases Equivalent Securities pursuant to Section 12 or credits the Fund’s account pursuant to Section 13.02; provided, however, that all such payments shall be provisional and may be reversed if they are not in fact paid by the Issuer of the Transferred Securities.

13.04

In the event of a failure by a Counterparty to return a Transferred Security within the Recall Period resulting in a failed settlement of a sale of such Transferred Security by the Fund, the Bank shall indemnify the applicable Fund for any losses incurred by such Fund in a “buy-in” by the purchaser’s broker, provided that the Recall Notice was received on a timely basis by the Bank and that the Bank received prompt notification of the threatened “buy-in” from the Fund

13.05

To the extent that the Bank makes any payments to a Fund under Section 12 or 13, the Bank shall become and remain subrogated to all of such Fund’s rights that the Fund may have against the Counterparty or any other third party, and the Fund hereby assigns all such rights to the Bank. Each Fund agrees to execute and deliver all such written documents, and to take all other actions reasonably requested by the Bank, from time to time, to give effect to any rights of subrogation referred to in this Clause.

13.06

To the extent that the Bank makes any payments to a Fund under Section 12 or 13 and to the extent that any rights, claims or other demands against any Counterparty or third party are incapable of subrogation under Clause 13.05, such Fund hereby agrees to take all such actions as are reasonably required by the Bank to exercise any such rights, claims or demands and undertakes to pay the proceeds thereof forthwith upon receipt to the Bank.

13.07	Each Fund acknowledges and agrees that nothing in this Clause 13 obliges the Bank to indemnify the Fund against any losses in respect of Investments.

14.	THE BANK’S RELATIONSHIP WITH A COUNTERPARTY

Each Fund acknowledges that the Bank may be a creditor for its own account or represent in a fiduciary capacity, or any other capacity, any Counterparty or any creditor or client of a Counterparty, even though the interests so represented may conflict with those of the Fund. The Bank’s obligations hereunder are only those expressly set forth in this Agency Agreement or as otherwise expressly agreed in writing by the Bank. Without limiting the generality of the foregoing, the Bank shall not be required to disclose any financial or other information about a Counterparty obtained in the course of its relationship with such Counterparty, except as expressly provided in this Agency Agreement.

15.	STANDARD OF CARE

15.01

The Bank shall comply with all applicable laws and regulations and shall use reasonable care in the performance of its duties hereunder consistent with that exercised by banks generally in the performance of duties arising from acting as agent for clients in securities lending and sale and repurchase transactions (as appropriate).

15.02

Where the Bank or a Bank Affiliate is a Counterparty, the Bank will take steps to ensure that such Lending Transactions between the Bank or Bank Affiliate and a Fund are transacted by the Bank on an arm’s length basis on terms that are no more favourable than when the Bank as Agent deals with a Counterparty which is not the Bank or a Bank Affiliate.

15.03

Any Lending Transactions or Investments between the Bank (and/or any Bank Affiliate) and a Fund, pursuant to this Agency Agreement shall be handled by persons who are organisationally separated from persons who are engaged in carrying out the Bank’s role as Agent for the Fund under this Agency Agreement. Such organisational separation may for example (but without limitation) be in the form of an internal arrangement within the Bank to (a) prevent confidential information which is known to individuals in one part of an organisation from being conveyed to individuals in another part of such organisation where this may give rise to a conflict of interest (commonly known as a ‘Chinese Wall’ procedure) or (b) impose a requirement to disregard any interests, arrangements or relationships which might be thought likely to influence in a material manner dealings with or advice to clients generally.

16.	INDEMNIFICATION BY FUND, RELEASE, LIMITATION OF LIABILITY

16.01	Each Fund shall indemnify the Bank and hold the Bank harmless:

16.01.01

from any loss or liability (including without limitation, the reasonable fees and disbursements of counsel) incurred by the Bank in rendering services hereunder resulting from a breach of the terms of this Agency Agreement by the Fund, except such loss or liability which results from the Bank’s failure to exercise the standard of care required by Clause 15 hereof. Nothing in this Clause shall derogate from the indemnities provided by the Bank in Clause 13;

16.01.02

for the full amount of any tax, other than tax on its income, which the Bank is obliged to deduct or withhold or otherwise pay to any relevant taxing authority, whether or not the claim for such payment of taxes by that taxing authority was correctly or legally asserted. The Bank may (but shall not be obliged to) consent to contest a Fund’s liability to such tax on behalf of the Fund (but at the expense of the applicable Fund). If such taxing authority agrees (or a court of final jurisdiction determines) that the tax was not correctly or legally levied, and such tax is refunded to the Bank, then the Bank shall return such amount (together with interest, if any, paid by the relevant taxing authority) to the applicable Fund.

16.02	Notwithstanding any express provision to the contrary herein, the Bank shall not be liable for any indirect or direct consequential, incidental, special or exemplary losses, liabilities or damages.

16.03

Each Fund agrees that the Bank’s duties and responsibilities shall only be those expressly set forth herein and the Bank may consult with counsel and be fully protected with respect to any action taken or omitted to be taken in good faith upon written advice of counsel with demonstrated expertise in the subject matter of such advice.

16.04

Each Fund agrees that the Bank may rely on any certificate, statement, request, consent, agreement or other instrument which it believes to be genuine and to have been signed or presented by a proper person or persons.

17.	AGENTS

The Bank may use such agents, including but not limited to, such clearing agents, securities depositories, nominees, custodians and sub-custodians and Bank Affiliates, as the Bank deems appropriate to carry out its duties under this Agency Agreement. To the extent that a Bank Affiliate acts as the Bank’s agent hereunder, the Bank agrees to be responsible for the acts and omissions of such Bank Affiliate as though performed by the Bank directly. Each Fund agrees that the Bank’s sole liability for the acts or omissions of any other agent shall be limited to liability arising from the Bank’s failure to use reasonable care in the selection of such agent.

18.	FORCE MAJEURE

18.01	The Bank shall not be responsible for any losses, liabilities, costs or damages suffered or incurred by a Fund resulting directly or indirectly from:

18.01.01

any action, omission, suspension of trading, decision or ruling of any exchange or regulatory, governmental or other body or of any other person which is beyond the Bank’s control (including floor broker, exchange, dealing or clearing house error);

18.01.02

any war, strike, lock-out, national disaster, act of terrorism, delay in postal service or any other delay or inaccuracy in the transmission of orders or other information, or any breakdown, failure or malfunction beyond the control of the Bank of any telecommunication or computer system;

provided that the Bank shall use reasonable efforts to inform the Trust of the occurrence of any such event.

19.	TERMINATION

This Agency Agreement may at any time be terminated by either party by giving to the other not less than 15 days prior notice in writing (such termination becoming effective upon expiry of such notice), provided that such termination shall not affect any Lending Transaction or Investment or any obligation under this Agency Agreement which is then outstanding and the provisions of this Agency Agreement shall continue to apply to each such Lending Transaction or Investment and each obligation until all the obligations of each party to the other under this Agency Agreement and each such Lending Transaction have been fully performed.

20.	NOTICES

20.01	All notices under this Agency Agreement shall be in writing and sent by mail or facsimile, addressed as follows:

20.01.01	To the Bank:

Dresdner Bank AG, New York Branch

1301 Avenue of the Americas

New York, NY 10019

Attention:          Frank J. Gambino, Managing Director

Telephone No:   212 895 5030

Facsimile No:     212 429 4890

20.01.02	To the Fund:

Thrivent Financial for Lutherans 625 Fourth Avenue South Minneapolis MN 55415
Attention:	Paul McCullough
Telephone No:	612 340 8249
Facsimile No:	612 340 5776

20.02	Notices shall be effective upon receipt. The address of either party may be changed by prior notice to the other party.

21.	GOVERNING LAW, JURISDICTION AND PROCESS

This Agency Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to conflict of law principles.

Each party hereto irrevocably waives any right that it may have to trial by jury in any action, proceeding, or counterclaim arising out of or relating to this Agency Agreement or the transactions contemplated hereby.

22.	SUCCESSORS AND TRANSFER OF INTERESTS

22.01

Except as provided by Clause 22.02 below, the rights, interests and obligations of a party under this Agency Agreement and under each Lending Transaction shall not be capable of being assigned or transferred without the prior written consent of the other party.

22.02

Any obligations of the Bank under this Agency Agreement may be performed by any Bank Affiliate and any and all rights, interests and obligations of the Funds expressed to be in favour of the Bank shall be held by the Bank for any Bank Affiliate which performs the relevant services, provided that the Bank shall remain liable to the Funds under the terms hereof as if such obligations were performed by the Bank.

23.	SEVERABILITY

If any provision of this Agency Agreement is declared by any judicial or other competent authority to be void or otherwise unenforceable, that provision shall be severed from the Agency Agreement and the remaining provisions of this Agency Agreement shall remain in full force and effect. The Agency Agreement shall, however, thereafter be amended by the parties in such reasonable manner so as to achieve, without illegality, the intention of the parties with respect to that severed provision.

24.	GENERAL

24.01	Any provision of this Agency Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by both parties hereto.

24.02

The Bank’s books and records (whether on paper, microfilm, microfiche, by electronic or magnetic recording, or any other mechanically reproducible form or otherwise) shall be deemed to constitute, in the absence of manifest error, sufficient evidence of the facts stated therein and of any obligations of the parties hereto.

24.03

This Agency Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to such subject matter, PROVIDED THAT, for the avoidance of doubt, this Agency Agreement shall not supersede or derogate from any agreement between the Bank and the Fund which sets forth any terms of dealing between the parties as principal to principal.

24.04	This Agency Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

25.	PROVISIONS IN THE EVENT BANK HAS CUSTODY.

25.01	The following provisions shall apply in the event the Bank is deemed to have custody of a Fund’s Securities:

25.01.01

The Bank is obligated to indemnify the Fund for any loss of Securities of the Fund in the Bank’s custody occasioned by the negligence or dishonesty of the Bank’s officers or employees, or burglary, robbery, holdup, theft or mysterious disappearance, including loss by damage or destruction.

25.01.02

In the event there is a loss of Securities for which the Bank is obligated to indemnify the Fund, the Securities shall be promptly replaced or the value of the Securities and the value of any loss of rights or privileges resulting from said loss of Securities shall be promptly replaced.

IN WITNESS WHEREOF the parties have caused this Agency Agreement to be executed as a deed on the day and date first above written

SIGNED FOR AND ON BEHALF OF

DRESDNER BANK AG, NEW YORK BRANCH

/s/ Joseph Santoro	/s/ Frank Gambino
Authorised Signatory	Authorised Signatory
Name: Joseph Santoro	Name: Frank Gambino
Title: Director	Title: Managing Director

SIGNED
FOR AND ON BEHALF OF

THRIVENT MUTUAL FUNDS, on behalf of its respective series listed on Schedule B, severally and not jointly; and THRIVENT SERIES FUND, INC., on behalf of its respectives series as listed on Schedule B, severally and not jointly

/s/ Russell W. Swansen
Authorised Signatory
Name: Russell W. Swansen
Title: Vice President

EXHIBIT A

The Fund’s Account(s): All Fund Securities contained, from time to time, in the following custody accounts are eligible for Lending Transactions under the Agency Agreement and Counterparty Agreements, provided that the Fund may, by written or electronic notice to the Bank, designate Fund Securities as ineligible for Lending Transactions

State Street Bank and Trust Company:

Account Name	Account Number

Thrivent Series Fund, Inc.

Thrivent Large Cap Growth Portfolio	RF00
Thrivent Income Portfolio	RF02
Thrivent High Yield Portfolio	RF03
Thrivent Partner Int’l Stock Portfolio (PGI)	RF05
Thrivent Mid Cap Growth Portfolio	RF21
Thrivent Partner Small Cap Growth Portfolio (Turner)	RF22
Thrivent Mid Cap Growth Portfolio II	RF23
Thrivent Partner All Cap Portfolio	RF24
Thrivent Large Cap Growth Portfolio II	RF25
Thrivent Partner Growth Stock Portfolio	RF26
Thrivent Large Cap Value Portfolio	RF27
Thrivent Limited Maturity Bond Portfolio	RF28
Thrivent Balanced Portfolio	RF56
Thrivent Bond Index Portfolio	RF57
Thrivent Large Cap Stock Portfolio (Quantitative)	RF58
Thrivent Diversified Income Plus Portfolio (Fixed Income)	RF60
Thrivent Partner Int’l Stock Portfolio (Mercator)	RF61
Thrivent Large Cap Index Portfolio	RF62
Thrivent Mid Cap Index Portfolio	RF63
Thrivent Mid Cap Stock Portfolio	RF64
Thrivent Small Cap Index Portfolio	RF66
Thrivent Small Cap Stock Portfolio	RF67
Thrivent Technology Portfolio	RF68
Thrivent Partner Small Cap Value Portfolio	RF70
Thrivent Real Estate Securities Portfolio	RF71
Thrivent Mortgage Securities Portfolio	RF72
Thrivent Partner Small Cap Growth Portfolio (Transamerica)	RF74
Thrivent Partner Mid Cap Value Portfolio	RF76
Thrivent Diversified Income Plus Portfolio (Equity)	RFE6
Thrivent Large Cap Stock Portfolio (Growth)	RFG5
Thrivent Diversified Income Plus Portfolio (REIT)	RFR6
Thrivent Large Cap Stock Portfolio (Value)	RFV5

Thrivent Mutual Funds

Thrivent High Yield Bond Fund	RF06
Thrivent Income Fund	RF10
Thrivent Partner Intl Stock Fund (PGI)	RF13
Thrivent Mid Cap Growth Fund	RF14

Thrivent Limited Maturity Bond Fund	RF17
Thrivent Large Cap Growth Fund	RF35
Thrivent Balanced Fund	RF36
Thrivent Core Bond Fund	RF37
Thrivent Large Cap Stock Fund (Quantitative)	RF39
Thrivent Large Cap Value Fund	RF40
Thrivent Diversified Income Plus Fund (Fixed Income)	RF41
Thrivent Partner International Stock Fund (Mercator)	RF42
Thrivent Large Cap Index Fund - I	RF43
Thrivent Large Cap Index Fund	RF44
Thrivent Mid Cap Index Fund - I	RF45
Thrivent Mid Cap Index Fund	RF46
Thrivent Mid Cap Stock Fund	RF47
Thrivent Municipal Bond Fund	RF49
Thrivent Small Cap Index Fund	RF50
Thrivent Small Cap Stock Fund	RF51
Thrivent Partner Small Cap Value Fund	RF52
Thrivent Technology Stock Fund	RF54
Thrivent Partner Small Cap Growth Fund (Turner)	RF81
Thrivent Partner Small Cap Growth Fund (Transamerica)	RF82
Thrivent Real Estate Securities Fund	RF83
Thrivent Partner Mid Cap Value Fund	RF84
Thrivent Diversified Income Plus Fund (Equity)	RFE4
Thrivent Large Cap Stock Fund (Growth)	RFG3
Thrivent Diversified Income Plus Fund (REIT))	RFR4
Thrivent Large Cap Stock Fund (Value)	RFV3

EXHIBIT B

APPROVED COUNTERPARTIES

APRIL 27, 2007

Abbey National Securities Inc.	HSBC Securities Inc.
ABN Amro Bank NV New York Branch	HSBC Securities USA, Inc.
ABN Amro NV	HSBC Trinkaus&Burkhardt KGaA, Ddf
Banc of America Securities LLC.	HypoVereinsbank AG, München
Bank of America London	ING Financial Markets LLC
Bank of Montreal, NY Branch	ING Bank NV, London Branch
Barclay Capital, Inc	ING Bank NV, Amsterdam
Barclays Bank PLC	ING BHF-Bank AG
Barclays Capital Securities Ltd	Jefferies and Company Inc.
Bayerische Landesbank Girozentrale,	JP Morgan Chase Bank, London Branch
München	JP Morgan Securities Inc
Bear Stearns International Ltd	JP Morgan Securities Ltd
Bear Stearns Securities	Landesbank Baden-Württemberg, Stuttgart
Bear, Stearns & Co. Inc.	Lehman Brothers (Luxembourg) SA
BMO Nesbitt Burns Corp	Lehman Brothers Inc
BNP Paribas	Lehman Brothers International (Europe) Ltd
BNP Paribas Securities Corp.	M.S. Securities Services
BNP Paribas SNC	Man Financial Limited
BNP-Paribas Securities Services, Frankfurt	Maple Bank GmbH, Frankfurt am Main
BW Bank Ireland PLC	Macquarie Bank Limited
Calyon	Merrill Lynch Government Securities Inc
Calyon, NY Branch	Merrill Lynch International
Calyon Securities Inc.	Merrill Lynch Pierce Fenner
Cantor Fitzgerald & Co.	Mitsubishi Securities (USA) Inc
Cater Allen ltd, London	Mitsubishi UFJ Securities International plc
Citadel Trading Group LLC	Mizuho Securities Inc
Citigroup Financial Products Inc.	Mizuho Securities USA
Citigroup Global Markets Inc	Morgan Stanley & Co International Limited
Citigroup Global Markets Limited	Morgan Stanley Securities Ltd
Commerzbank AG, Frankfurt	Morgan Stanley & Co. Incorporated
Commerzbank Capital Markets Corp	Morgan Stanley Bank AG, Frankfurt
Countrywide Securities Corporation	MS Securities Services Inc.
Credit Industriel et Commercial	Nomura International PLC
Credit Suisse Securities (Europe) Ltd	Nomura Securities International Inc
Credit Suisse Securities (USA) LLC	Nord-LB, Hannover
Danske Bank AS	Paloma Securities LLC
Dekabank Deutsche Girozentrale	Paloma Securities London Limited
Deutsche Bank AG	Rabobank Nederland
Deutsche Bank Securities Inc	Raiffeisen Zentralbank Österreich AG (RZB)
DKW Securities Ltd	RBC Dominion Securities Corp.
Dresdner Bank AG	Royal Bank of Canada Europe Limited
Dresdner Kleinwort LLC	Royal Bank of Scotland PLC
Dresdner Kleinwort Securities LLC	Sal. Oppenheim Jr. & Cie. KGaA, Frankfurt
DZ-Bank (vormals SGZ/GZ), Frankfurt	SBC Warburg (Deutschland) AG, Frankfurt
Fidelity Capital Markets	Scotia Capital (Europe) Ltd
Fimat SNC Paris	SG Americas Securities LLC
FIMAT USA, INC.	Societe Generale, NY Branch
First Clearing LLC	Societe Generale
Fortis Bank (Nederland) NV	TD Securities (USA), Inc.
Fortis Securities LLC	UBS AG
GNI Ltd	UBS Limited
Goldman Sachs and Company	UBS Securities LLC
Goldman Sachs International	WaMu Capital Corp.
Greenwich Capital Markets Inc	WestLB AG
HBOS PLC	WestLB London
HSBC Bank Plc

EXHIBIT C

COLLATERAL

The Trust authorises the Bank to take the following as Collateral:

US $ Cash

EXHIBIT D

CASH COLLATERAL INVESTMENT GUIDELINES

The Trust authorizes the Bank to make Investments as follows:

Thrivent Financial Securities Lending Trust

or as otherwise expressly authorized by Trust on a temporary basis in writing

EXHIBIT E

CUSTODIAN TRANSACTION COSTS

COUNTRY	TRANSACTION CHARGES (PER TRADE)	COUNTRY	TRANSACTION CHARGES (PER TRADE)
Argentina	$40	Lebanon	$100
Australia	$40	Lithuania	$50
Austria	$45	Luxembourg	$100
Bahrain	$150	Malaysia	$60
Bangladesh	$130	Mauritius	$125
Belgium	$30	Mexico	$28
Bermuda	$150	Morocco	$100
Bolivia	$90	Namibia	$125
Botswana	$130	Netherlands	$25
Brazil	$45	New Zealand	$55
Bulgaria	$100	Norway	$45
Canada	$13.50	Oman	$150
Chile	$55	Pakistan	$85
China	$55	Peru	$66
Colombia	$85	Philippines	$55
Croatia	$100	Poland	$55
Cyprus	$125	Portugal	$65
Czech Republic	$40	Romania	$100
Denmark	$40	Russia	$85
Ecuador	$85	Singapore	$55
Egypt	$100	Slovakia	$60
Estonia	$50	Slovak Republic	$125
Euroclear	$13.50	Slovania	$100
Finland	$40	South Africa	$35
France	$30	South Korea	$45
Germany	$25	Spain	$50
Ghana	$100	Sri Lanka	$80
Greece	$60	Swaziland	$200
Hong Kong	$50	Sweden	$40
Hungary	$55	Switzerland	$35
Iceland	$50	Taiwan	$50
India	$80	Thailand	$50
Indonesia	$65	Trinidad & Tobago	$100
Ireland	$13.50	Tunisia	$125
Israel	$70	Turkey	$40
Italy	$25	Ukraine	$300
Ivory Coast	$150	United Kingdom	$13.50
Jamaica	$125	Uruguay	$90
Japan	$30	USA	$7
Jordan	$100	Venezuela	$100
Kenya	$100	Zambia	$100
Latvia	$100	Zimbabwe	$130

EXHIBIT F

STATEMENTS AND REPORTS

MONTHLY REPORT

		December 2006	January 2007	February 2007

	Average Lendable Assets ($)	36,736,076,318	36,600,321,414	36,533,701,137

	Average Loan Balance ($)
	US Equity
	US Corp Bond
	US Gov’t
	Non-US Equity
	Total

	Average Collateral Balance ($)

	Average Utilization Rates
	US Equity
	US Corp Bond
	US Gov’t
	Non-US Equity
	Average Utilization Rates

	Funding Spread (bps)
	US Equity
	US Corp Bond
	US Gov’t
	Non-US Equity
	Wtd Average Funding Spread (bps)
	Risk-Free Rate (Avg Fed Open)
	Collateral Spread (bps)

	Thrivent Lending Revenue ($)

Largest Borrower (as of February 28th)

Highest Earning Securities Based on Rate
	Security Name		Security ID	Rebate Rate (%)
1	IMAX CORP COM		45245E109	-7.44%
2	PRE PAID LEGAL SVCS INC COM		740065107	-6.26%
3	LA Z BOY INC COM		505336107	-4.69%
4	A S V INC COM		001963107	-4.06%
5	SCHNEIDER ELECTRIC EUR8		4834108	-2.36%
6	BIOLASE TECHNOLOGY INC COM		090911108	-1.20%
7	ALLIED CAP CORP NEW COM		01903Q108	-1.00%
8	CORUS BANKSHARES INC COM		220873103	-0.76%
9	CHIPOTLE MEXICAN GRILL INC CL A		169656105	-0.35%
10	RIVERBED TECHNOLOGY INC COM		768573107	-0.17%

EXHIBIT F

STATEMENTS AND REPORTS

MONTHLY REPORT

Mutual Funds - Earnings Summary (YTD 2005)
Thrivent Financial for Lutherans Securities Lending Earnings

Period Ending	US Corp Bond & Equity	US Government	Non-US Equity	Reinvested Earnings	Other Earnings	Total Earnings
2004 Totals						$ -
Jan-05						$ -
Feb-05						$ -
Mar-05						$ -
Apr-05						$ -
May-05						$ -
Jun-05						$ -
Jul-05						$ -
Aug-05						$ -
Sep-05						$ -
Oct-05						$ -
Nov-05						$ -
Dec-05						$ -
2005 YTD Totals	$ -	$ -	$ -	$ -	$ -	$ -

SECURITIES LENDING

Counterparty Cash Collateral Exposure Report

Public Fund

As Of: 23-FEB-2007

SECURITY ID	DESCRIPTION	SECURITY CCY	TRADE DATE	SETTLE DATE	TERM DATE	QUANTITY	INVESTMENT YIELD	REBATE RATE	CONTRACT AMOUNT	MARKET VALUE	EXP %

Outstanding Loans

USD

Cash Loans

COUNTERPARTY	Barclays Capital, Inc			United States

079860AB8	BLS 6 10/15/11	USD	7-Feb-07	7-Feb-07	OPEN	3,000,000	5.3849	5.2000	3,210,000	3,144,580	102.08

125577AP1	CIT 3 7/8 03Nov2008	USD	22-Feb-07	22-Feb-07	OPEN	1,000,000	5.3849	5.2000	1,010,000	988,390	102.19

24422EQA0	DE 5.4 04/07/10	USD	22-Feb-07	22-Feb-07	OPEN	1,000,000	5.3849	5.2000	1,050,000	1,021,520	102.79

	Barclays Capital, Inc							5.2000	5,270,000	5,154,490	102.24

COUNTERPARTY	Bank of America Sec LLC			United States

36962GP57	GE 4 1/8 03/04/08	USD	18-Jan-07	18-Jan-07	16-Mar-07	25,000,000	5.3849	5.3310	25,750,000	25,195,615	102.20

89233PZF6	TOYOTA 5 1/2 09/22/11	USD	18-Jan-07	18-Jan-07	16-Mar-07	10,000,000	5.3849	5.3310	10,500,000	10,209,894	102.84

36962GG57	GE 4 3/8 03/03/12	USD	16-Feb-07	16-Feb-07	16-Mar-07	6,640,000	5.3849	5.3310	6,706,400	6,529,110	102.72

02635PSP9	AIG 4 5/8 05/15/09	USD	16-Feb-07	16-Feb-07	16-Mar-07	5,165,000	5.3849	5.3310	5,268,300	5,143,050	102.44

	Bank of America Sec LLC							5.3310	48,224,700	47,077,669	102.44

COUNTERPARTY	Bank of America Sec LLC			United States

060505CM4	BAC 0 08/15/11	USD	1-Dec-06	1-Dec-06	OPEN	1,100,000	5.3849	5.2000	1,133,000	1,102,556	102.76

	Bank of America Sec LLC							5.2000	1,133,000	1,102,556	102.76

COUNTERPARTY	Credit Suisse Securities (USA) LLC			United States

172967BJ9	C 6 02/21/12	USD	5-Jan-07	5-Jan-07	OPEN	320,000	5.3849	5.2200	339,200	330,801	102.54

172967DA6	C 4 5/8 08/03/10	USD	23-Jan-07	23-Jan-07	OPEN	1,000,000	5.3849	5.2610	1,010,000	984,829	102.56

38141EJV2	GS 0 10/07/11	USD	23-Jan-07	23-Jan-07	OPEN	3,000,000	5.3849	5.2610	3,120,000	3,055,131	102.12

Where you are a US person, you are receiving this statement from Dresdner Bank AG New York Branch, 75 Wall Street, New York, New York 10005. Dresdner Bank AG New York Branch has acted as agent in respect of any transactions listed in this statement. Dresdner Bank AG New York Branch may from time to time appoint Dresdner Bank AG London Branch or another affiliated company as its agent for the provision of any investment services outside the US.

Where you are a non-US person, you are receiving this statement from Dresdner Bank AG London Branch, 30 Gresham Street, London EC2P 2XY. Regulated by the Financial Services Authority for the conduct of designated investment business in the UK, and a Member Firm of the London Stock Exchange. Dresdner Bank AG London Branch has acted as agent in respect of any transactions listed in this statement. Dresdner Bank AG London Branch may from time to time appoint Dresdner Bank AG New York Branch as its agent for the provision of any investment services in the US.

Information about the time of any transaction contained in this statement is available on request

SECURITIES LENDING

Counterparty Cash Collateral Exposure Report

As Of: 23-FEB-2007

SECURITY ID	DESCRIPTION	SECURITY CCY	TRADE DATE	SETTLE DATE	TERM DATE	QUANTITY	INVESTMENT YIELD	REBATE RATE	CONTRACT AMOUNT	MARKET VALUE	EXP %

46625HBV1	JPM 5 1/8 09/15/14	USD	23-Jan-07	23-Jan-07	OPEN	2,500,000	5.3849	5.2610	2,575,000	2,511,964	102.51

40429JAG2	HSBC 0 05/10/10	USD	23-Jan-07	23-Jan-07	OPEN	1,000,000	5.3849	5.2610	1,030,000	1,005,966	102.39

925524AZ3	VIA 5 3/4 04/30/11	USD	16-Feb-07	16-Feb-07	OPEN	500,000	5.3849	5.2610	525,000	513,474	102.24

52517PA35	LEH 4 1/2 07/26/10	USD	20-Feb-07	20-Feb-07	OPEN	2,000,000	5.3849	5.2610	2,000,000	1,959,530	102.07

	Credit Suisse Securities (USA) LLC							5.2597	10,599,200	10,361,695	102.29

COUNTERPARTY	Deutsche Bank Securities - Corp			United States

92344GAW6	VZ 4.9 09/15/15	USD	26-Jan-07	26-Jan-07	OPEN	1,750,000	5.3849	5.2000	1,750,000	1,715,605	102.00

	Deutsche Bank Securities - Corp							5.2000	1,750,000	1,715,605	102.00

COUNTERPARTY	Goldman Sachs & Company			United States

92344GAT3	VZ 7 3/8 09/01/12	USD	30-Nov-06	30-Nov-06	OPEN	1,000,000	5.3849	5.2000	1,160,000	1,129,986	102.66

	Goldman Sachs & Company							5.2000	1,160,000	1,129,986	102.66

COUNTERPARTY	JPMorgan Securities Inc.			United States

125581AM0	CIT 4 1/8 03Nov2009	USD	17-Nov-06	17-Nov-06	OPEN	3,040,000	5.3849	5.2500	3,070,400	2,995,551	102.50

	JPMorgan Securities Inc.							5.2500	3,070,400	2,995,551	102.50

COUNTERPARTY	Lehman Brothers Inc.			United States

247367AX3	DAL 6.718 01/02/23	USD	15-Feb-07	15-Feb-07	OPEN	1,792,000	5.3849	5.2000	1,361,920	1,861,704	73.15

29078EAB1	EQ 7.082 06/01/16	USD	21-Feb-07	21-Feb-07	OPEN	1,340,000	5.3849	5.2000	1,440,500	1,412,228	102.00

	Lehman Brothers Inc.							5.2000	2,802,420	3,273,931	85.60

COUNTERPARTY	Merrill Lynch Pierce Fenner			United States

459200BA8	IBM 4 3/4 11/29/12	USD	8-May-06	8-May-06	OPEN	1,000	5.3849	5.2500	1,020	993	102.77

Where you are a US person, you are receiving this statement from Dresdner Bank AG New York Branch, 75 Wall Street, New York, New York 10005. Dresdner Bank AG New York Branch has acted as agent in respect of any transactions listed in this statement. Dresdner Bank AG New York Branch may from time to time appoint Dresdner Bank AG London Branch or another affiliated company as its agent for the provision of any investment services outside the US.

Where you are a non-US person, you are receiving this statement from Dresdner Bank AG London Branch, 30 Gresham Street, London EC2P 2XY. Regulated by the Financial Services Authority for the conduct of designated investment business in the UK, and a Member Firm of the London Stock Exchange. Dresdner Bank AG London Branch has acted as agent in respect of any transactions listed in this statement. Dresdner Bank AG London Branch may from time to time appoint Dresdner Bank AG New York Branch as its agent for the provision of any investment services in the US.

Information about the time of any transaction contained in this statement is available on request

SECURITIES LENDING

Counterparty Cash Collateral Exposure Report

As Of: 23-FEB-2007

SECURITY ID	DESCRIPTION	SECURITY CCY	TRADE DATE	SETTLE DATE	TERM DATE	QUANTITY	INVESTMENT YIELD	REBATE RATE	CONTRACT AMOUNT	MARKET VALUE	EXP %

912828CL2	T 4 06/15/09	USD	12-Jan-07	12-Jan-07	13-Mar-07	5,000,000	5.3849	5.2000	5,025,000	4,950,182	101.51

	Citigroup Global Markets Inc.							5.2000	5,025,000	4,950,182	101.51

COUNTERPARTY	SG Americas Securities LLC			United States

912828BD1	TII 1 7/8 07/15/13	USD	1-Feb-07	1-Feb-07	OPEN	2,970,000	5.3849	5.2200	3,229,875	3,180,626	101.55

912828EX4	WIT 4 5/8 02/28/11	USD	9-Feb-07	9-Feb-07	OPEN	6,220,000	5.3849	5.2100	6,422,150	6,302,357	101.90

912828GF1	T 4 3/4 01/31/12	USD	14-Feb-07	14-Feb-07	OPEN	11,500,000	5.3849	5.1600	11,730,000	11,546,391	101.59

912828GH7	WIT 4 7/8 02/15/17	USD	22-Feb-07	22-Feb-07	OPEN	17,800,000	5.3849	4.5500	18,044,750	17,670,792	102.12

	SG Americas Securities LLC							4.8939	39,426,775	38,700,166	101.88

COUNTERPARTY	UBS Securities LLC			United States

912833LS7	TGR TGR 08/15/24	USD	5-May-06	5-May-06	OPEN	750,000	5.3849	5.2200	319,688	315,242	101.41

912833LA6	TGR TGR 08/15/20	USD	5-May-06	5-May-06	OPEN	750,000	5.3849	5.2200	390,938	385,572	101.39

912833KW9	S 0 08/15/19	USD	5-May-06	5-May-06	OPEN	925,000	5.3849	5.2200	507,594	503,327	100.85

912833PE4	TGR TGR 08/15/27	USD	20-Apr-06	20-Apr-06	OPEN	300,000	5.3849	5.2200	111,375	109,341	101.86

912828FB1	TII 2 3/8 04/15/11	USD	31-Jan-07	31-Jan-07	OPEN	2,400,000	5.3849	5.2200	2,514,000	2,462,806	102.08

31359MG56	FNMA 4 3/4 08/03/07	USD	22-Aug-06	22-Aug-06	OPEN	35,450,000	5.3849	5.2300	36,159,000	35,454,321	101.99

912833KR0	S 0 05/15/18	USD	29-Nov-06	29-Nov-06	OPEN	580,000	5.3849	5.1100	341,475	337,645	101.13

31359MM26	FNMA 5 1/8 04/15/11	USD	11-Dec-06	11-Dec-06	OPEN	2,000,000	5.3849	5.2300	2,082,500	2,045,530	101.81

912828FM7	T 5 07/31/08	USD	12-Dec-06	12-Dec-06	OPEN	2,600,000	5.3849	5.2100	2,658,500	2,609,479	101.88

9128277B2	T 5 08/15/11	USD	3-Jan-07	3-Jan-07	OPEN	235,000	5.3849	5.1600	247,631	238,124	103.99

313384DV8	FHLBDN 04/02/07	USD	12-Jan-07	12-Jan-07	13-Mar-07	14,000,000	5.3849	5.2500	14,140,000	13,920,788	101.57

31359MZT3	FNMA 4 5/8 01/15/08	USD	18-Jan-07	18-Jan-07	19-Mar-07	7,500,000	5.3849	5.2200	7,612,500	7,495,140	101.57

912828CX6	T 3 3/8 10/15/09	USD	29-Jan-07	29-Jan-07	OPEN	1,050,000	5.3849	5.1600	1,040,813	1,026,167	101.43

Where you are a US person, you are receiving this statement from Dresdner Bank AG New York Branch, 75 Wall Street, New York, New York 10005. Dresdner Bank AG New York Branch has acted as agent in respect of any transactions listed in this statement. Dresdner Bank AG New York Branch may from time to time appoint Dresdner Bank AG London Branch or another affiliated company as its agent for the provision of any investment services outside the US.

Where you are a non-US person, you are receiving this statement from Dresdner Bank AG London Branch, 30 Gresham Street, London EC2P 2XY. Regulated by the Financial Services Authority for the conduct of designated investment business in the UK, and a Member Firm of the London Stock Exchange. Dresdner Bank AG London Branch has acted as agent in respect of any transactions listed in this statement. Dresdner Bank AG London Branch may from time to time appoint Dresdner Bank AG New York Branch as its agent for the provision of any investment services in the US.

Information about the time of any transaction contained in this statement is available on request

SECURITIES LENDING

Counterparty Cash Collateral Exposure Report

As Of: 23-FEB-2007

SECURITY ID	DESCRIPTION	SECURITY CCY	TRADE DATE	SETTLE DATE	TERM DATE	QUANTITY	INVESTMENT YIELD	REBATE RATE	CONTRACT AMOUNT	MARKET VALUE	EXP %

3133XAT56	FHLB 4 03/10/08	USD	1-Feb-07	1-Feb-07	22-Mar-07	50,000,000	5.3849	5.2500	51,125,000	50,283,756	101.67

3128X4DA6	FHLMC 4 1/4 06/23/08	USD	1-Feb-07	1-Feb-07	22-Mar-07	25,000,000	5.3849	5.2500	25,312,500	24,880,083	101.74

3128X4C82	FHLMC 4.85 02/27/07	USD	1-Feb-07	1-Feb-07	22-Mar-07	25,000,000	5.3849	5.2500	26,031,250	25,591,678	101.72

3128X4F48	FHLMC 5 02/08/08	USD	1-Feb-07	1-Feb-07	22-Mar-07	25,000,000	5.3849	5.2500	25,468,750	24,989,083	101.92

3136F7TL1	FNMA 5 02/13/08	USD	1-Feb-07	1-Feb-07	22-Mar-07	25,000,000	5.3849	5.2500	25,437,500	24,976,372	101.85

912828CL2	T 4 06/15/09	USD	5-Feb-07	5-Feb-07	07-Mar-07	9,800,000	5.3849	5.2000	9,861,250	9,702,356	101.64

912810ED6	T 8 1/8 08/15/19	USD	13-Feb-07	13-Feb-07	OPEN	3,850,000	5.3849	5.2100	5,110,875	5,019,132	101.83

	UBS Securities LLC							5.2412	236,473,138	232,345,941	101.78

					Average Rebate Rate 5.2134			Total:	3,055,996,509	3,017,232,227	101.28

Where you are a US person, you are receiving this statement from Dresdner Bank AG New York Branch, 75 Wall Street, New York, New York 10005. Dresdner Bank AG New York Branch has acted as agent in respect of any transactions listed in this statement. Dresdner Bank AG New York Branch may from time to time appoint Dresdner Bank AG London Branch or another affiliated company as its agent for the provision of any investment services outside the US.

Where you are a non-US person, you are receiving this statement from Dresdner Bank AG London Branch, 30 Gresham Street, London EC2P 2XY. Regulated by the Financial Services Authority for the conduct of designated investment business in the UK, and a Member Firm of the London Stock Exchange. Dresdner Bank AG London Branch has acted as agent in respect of any transactions listed in this statement. Dresdner Bank AG London Branch may from time to time appoint Dresdner Bank AG New York Branch as its agent for the provision of any investment services in the US.

Information about the time of any transaction contained in this statement is available on request

SECURITIES LENDING

Summary Earnings Report

Date Range : 23-FEB-2007 To 23-FEB-2007

*Report was run:  19-Mar-2007  at 0:00 pm

		Average Contract Amount	Net Earnings	DB Earnings	Client Earnings

NEW YORK

USD

GENERAL		2,203,912,147.5	8,652.98	1,730.60	6,922.39

DWIGHT ASSET MANAGEMENT		129,630,788.75	1,152.72	230.54	922.18

LOTTERY		334,517,688.96	2,122.24	424.45	1,697.79

MERGANSER CAPITAL		69,066,900.00	340.59	68.12	272.47

WELLINGTON		84,587,093.75	374.00	74.80	299.20

WESTERN ASSET		98,604,057.50	595.76	119.15	476.60

INCOME RESEARCH		68,488,735.00	349.05	69.81	279.24

ABERDEEN ASSET		38,730,035.00	197.80	39.56	158.24

DODGE & COX		27,440,312.50	141.17	28.23	112.94

EARNEST PARTNERS		1,018,750.00	4.18	0.84	3.34

	CCY Total USD:	3,055,996,508.9	13,930.50	2,786.10	11,144.40

Where you are a US person, you are receiving this statement from Dresdner Bank AG New York Branch, 75 Wall Street, New York, New York 10005. Dresdner Bank AG New York Branch has acted as agent in respect of any transactions listed in this statement. Dresdner Bank AG New York Branch may from time to time appoint Dresdner Bank AG London Branch or another affiliated company as its agent for the provision of any investment services outside the US.

Where you are a non-US person, you are receiving this statement from Dresdner Bank AG London Branch, 30 Gresham Street, London EC2P 2XY. Regulated by the Financial Services Authority for the conduct of designated investment business in the UK, and a Member Firm of the London Stock Exchange. Dresdner Bank AG London Branch has acted as agent in respect of any transactions listed in this statement. Dresdner Bank AG London Branch may from time to time appoint Dresdner Bank AG New York Branch as its agent for the provision of any investment services in the US.

Information about the time of any transaction contained in this statement is available on request

SECURITIES LENDING

Detailed Earnings Report

Date Range : 01-JAN-2007 To 19-MAR-2007

*Report was run:  19-Mar-2007  at 0:03 pm

Symbol Description			Settle Date	Effective Date	Term Date	Quantity	Contract Amount	Rebate Rate/Fee	Invest Yield	Spread	Client Split	Net Earnings	DB Earnings	Client Earnings

NEW YORK

USD

Fund 1 GENERAL

Counterparty Bank of America Sec LLC
7018450	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	18-Jan-07	16-APR-07	25,000,000	25,750,000	5.32500	5.374354	0.049354	0.80	35.30	7.06	28.24

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	19-Jan-07	16-APR-07	25,000,000	25,750,000	5.32500	5.375527	0.050527	0.80	36.14	7.23	28.91

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	20-Jan-07	16-APR-07	25,000,000	25,750,000	5.32500	5.375528	0.050528	0.80	36.14	7.23	28.91

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	21-Jan-07	16-APR-07	25,000,000	25,750,000	5.32500	5.375527	0.050527	0.80	36.14	7.23	28.91

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	22-Jan-07	16-APR-07	25,000,000	25,750,000	5.32500	5.375510	0.050510	0.80	36.13	7.23	28.90

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	23-Jan-07	16-APR-07	25,000,000	25,750,000	5.32500	5.375455	0.050455	0.80	36.09	7.22	28.87

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	24-Jan-07	16-APR-07	25,000,000	25,750,000	5.32500	5.376757	0.051757	0.80	37.02	7.40	29.62

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	25-Jan-07	16-APR-07	25,000,000	25,750,000	5.32500	5.396416	0.071416	0.80	51.08	10.22	40.87

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	26-Jan-07	16-APR-07	25,000,000	25,750,000	5.32500	5.403998	0.078998	0.80	56.51	11.30	45.20

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	27-Jan-07	16-APR-07	25,000,000	25,750,000	5.32500	5.403997	0.078997	0.80	56.50	11.30	45.20

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	28-Jan-07	16-APR-07	25,000,000	25,750,000	5.32500	5.403999	0.078999	0.80	56.51	11.30	45.20

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	29-Jan-07	16-APR-07	25,000,000	25,750,000	5.32500	5.401362	0.076362	0.80	54.62	10.92	43.70

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	30-Jan-07	16-APR-07	25,000,000	25,750,000	5.32500	5.402526	0.077526	0.80	55.45	11.09	44.36

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	31-Jan-07	16-APR-07	25,000,000	25,750,000	5.32500	5.417132	0.092132	0.80	65.90	13.18	52.72

	36962GPS7	GE 4 1/8 03/04/08	18-Jan-07	1-Feb-07	16-APR-07	25,000,000	25,750,000	5.32500	5.369732	0.044732	0.80	32.00	6.40	25.60

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	2-Feb-07	16-APR-07	25,000,000	25,750,000	5.32500	5.371764	0.046764	0.80	33.45	6.69	26.76

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	3-Feb-07	16-APR-07	25,000,000	25,750,000	5.32500	5.369398	0.044398	0.80	31.76	6.35	25.41

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	4-Feb-07	16-APR-07	25,000,000	25,750,000	5.32500	5.369398	0.044398	0.80	31.76	6.35	25.41

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	5-Feb-07	16-APR-07	25,000,000	25,750,000	5.32500	5.367112	0.042112	0.80	30.12	6.02	24.10

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	6-Feb-07	16-APR-07	25,000,000	25,750,000	5.32500	5.366651	0.041651	0.80	29.79	5.96	23.83

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	7-Feb-07	16-APR-07	25,000,000	25,750,000	5.32500	5.365375	0.040375	0.80	28.88	5.78	23.10

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	8-Feb-07	16-APR-07	25,000,000	25,750,000	5.32500	5.364693	0.039693	0.80	28.39	5.68	22.71

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	9-Feb-07	16-APR-07	25,000,000	25,750,000	5.32500	5.363559	0.038559	0.80	27.58	5.52	22.06

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	10-Feb-07	16-APR-07	25,000,000	25,750,000	5.32500	5.363558	0.038558	0.80	27.58	5.52	22.06

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	11-Feb-07	16-APR-07	25,000,000	25,750,000	5.32500	5.363558	0.038558	0.80	27.58	5.52	22.06

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	12-Feb-07	16-APR-07	25,000,000	25,750,000	5.32500	5.370074	0.045074	0.80	32.24	6.45	25.79

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	13-Feb-07	16-APR-07	25,000,000	25,750,000	5.32500	5.364373	0.039373	0.80	28.16	5.63	22.53

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	14-Feb-07	16-APR-07	25,000,000	25,750,000	5.32500	5.362411	0.037411	0.80	26.76	5.35	21.41

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	15-Feb-07	16-APR-07	25,000,000	25,750,000	5.32500	5.387438	0.062438	0.80	44.66	8.93	35.73

SECURITIES LENDING

Detailed Earnings Report

Date Range : 01-JAN-2007 To 19-MAR-2007

*Report was run:  19-Mar-2007  at 0:03 pm

Symbol Description			Settle Date	Effective Date	Term Date	Quantity	Contract Amount	Rebate Rate/Fee	Invest Yield	Spread	Client Split	Net Earnings	DB Earnings	Client Earnings
	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	16-Feb-07	16-APR-07	25,000,000	25,750,000	5.33000	5.374142	0.044142	0.80	31.57	6.31	25.26

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	17-Feb-07	16-APR-07	25,000,000	25,750,000	5.33000	5.374142	0.044142	0.80	31.57	6.31	25.26

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	18-Feb-07	16-APR-07	25,000,000	25,750,000	5.33000	5.374142	0.044142	0.80	31.57	6.31	25.26

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	19-Feb-07	16-APR-07	25,000,000	25,750,000	5.33000	5.374142	0.044142	0.80	31.57	6.31	25.26

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	20-Feb-07	16-APR-07	25,000,000	25,750,000	5.33000	5.391172	0.061172	0.80	43.75	8.75	35.00

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	21-Feb-07	16-APR-07	25,000,000	25,750,000	5.33000	5.376126	0.046126	0.80	32.99	6.60	26.39

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	22-Feb-07	16-APR-07	25,000,000	25,750,000	5.33000	5.375845	0.045845	0.80	32.79	6.56	26.23

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	23-Feb-07	16-APR-07	25,000,000	25,750,000	5.33100	5.377541	0.046541	0.80	33.29	6.66	26.63

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	24-Feb-07	16-APR-07	25,000,000	25,750,000	5.33100	5.377540	0.046540	0.80	33.29	6.66	26.63

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	25-Feb-07	16-APR-07	25,000,000	25,750,000	5.33100	5.377540	0.046540	0.80	33.29	6.66	26.63

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	26-Feb-07	16-APR-07	25,000,000	25,750,000	5.33100	5.375036	0.044036	0.80	31.50	6.30	25.20

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	27-Feb-07	16-APR-07	25,000,000	25,750,000	5.33100	5.392223	0.061223	0.80	43.79	8.76	35.03

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	28-Feb-07	16-APR-07	25,000,000	25,750,000	5.33100	5.392681	0.061681	0.80	44.12	8.82	35.30

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	1-Mar-07	16-APR-07	25,000,000	25,750,000	5.33100	5.389004	0.058004	0.80	41.49	8.30	33.19

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	2-Mar-07	16-APR-07	25,000,000	25,750,000	5.33100	5.380830	0.049830	0.80	35.64	7.13	28.51

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	3-Mar-07	16-APR-07	25,000,000	25,750,000	5.33100	5.380829	0.049829	0.80	35.64	7.13	28.51

	36962GP57	GE 4 1/8 03/04/05	18-Jan-07	4-Mar-07	16-APR-07	25,000,000	25,750,000	5.33100	5.380329	0.049829	0.80	35.64	7.13	28.51

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	5-Mar-07	16-APR-07	25,000,000	26,000,000	5.33100	5.399769	0.068769	0.80	49.67	9.93	39.73

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	6-Mar-07	16-APR-07	25,000,000	25,500,000	5.33100	5.399989	0.068989	0.80	48.87	9.77	39.09

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	7-Mar-07	16-APR-07	25,000,000	25,500,000	5.33100	5.400091	0.069091	0.80	48.94	9.79	39.15

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	8-Mar-07	16-APR-07	25,000,000	25,500,000	5.33100	5.399625	0.068625	0.80	48.61	9.72	38.89

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	9-Mar-07	16-APR-07	25,000,000	25,500,000	5.33100	5.400240	0.069240	0.80	49.05	9.81	39.24

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	10-Mar-07	16-APR-07	25,000,000	25,500,000	5.33100	5.400240	0.069240	0.80	49.04	9.81	39.24

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	11-Mar-07	16-APR-07	25,000,000	25,500,000	5.33100	5.400240	0.069240	0.80	49.04	9.81	39.24

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	12-Mar-07	16-APR-07	25,000,000	25,500,000	5.33100	5.399921	0.068921	0.80	48.82	9.76	39.06

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	13-Mar-07	16-APR-07	25,000,000	25,500,000	5.33100	5.405421	0.074421	0.80	52.71	10.54	42.17

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	14-Mar-07	16-APR-07	25,000,000	25,500,000	5.33100	5.418381	0.087381	0.80	61.89	12.38	49.52

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	15-Mar-07	16-APR-07	25,000,000	25,500,000	5.33100	5.438609	0.107609	0.80	76.22	15.24	60.98

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	16-Mar-07	16-APR-07	25,000,000	25,500,000	5.33100	5.409575	0.078575	0.80	55.66	11.13	44.53

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	17-Mar-07	16-APR-07	25,000,000	25,500,000	5.33100	5.409575	0.078575	0.80	55.66	11.13	44.53

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	18-Mar-07	16-APR-07	25,000,000	25,500,000	5.33100	5.409575	0.078575	0.80	55.66	11.13	44.53

	36962GP57	GE 4 1/8 03/04/08	18-Jan-07	19-Mar-07	16-APR-07	25,000,000	25,500,000	5.33100	5.345647	0.014647	0.80	10.37	2.07	8.30

7018451	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	18-Jan-07	16-APR-07	10,000,000	10,400,000	5.32500	5.374354	0.049354	0.80	14.26	2.85	11.41

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	19-Jan-07	16-APR-07	10,000,000	10,400,000	5.32500	5.375527	0.050527	0.80	14.60	2.92	11.68

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	20-Jan-07	16-APR-07	10,000,000	10,400,000	5.32500	5.375528	0.050528	0.80	14.60	2.92	11.68

SECURITIES LENDING

Detailed Earnings Report

Date Range : 01-JAN-2007 To 19-MAR-2007

*Report was run:  19-Mar-2007  at 0:03 pm

Symbol Description		Settle Date	Effective Date	Term Date	Quantity	Contract Amount	Rebate Rate/Fee	Invest Yield	Spread	Client Split	Net Earnings	DB Earnings	Client Earnings
89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	21-Jan-07	16-APR-07	10,000,000	10,400,000	5.32500	5.375527	0.050527	0.80	14.60	2.92	11.68

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	22-Jan-07	16-APR-07	10,000,000	10,400,000	5.32500	5.375510	0.050510	0.80	14.59	2.92	11.67

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	23-Jan-07	16-APR-07	10,000,000	10,400,000	5.32500	5.375455	0.050455	0.80	14.58	2.92	11.66

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	24-Jan-07	16-APR-07	10,000,000	10,400,000	5.32500	5.376757	0.051757	0.80	14.95	2.99	11.96

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	25-Jan-07	16-APR-07	10,000,000	10,400,000	5.32500	5.396416	0.071416	0.80	20.63	4.13	16.51

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	26-Jan-07	16-APR-07	10,000,000	10,400,000	5.32500	5.403998	0.078998	0.80	22.82	4.56	18.26

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	27-Jan-07	16-APR-07	10,000,000	10,400,000	5.32500	5.403997	0.078997	0.80	22.82	4.56	18.26

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	28-Jan-07	16-APR-07	10,000,000	10,400,000	5.32500	5.403999	0.078999	0.80	22.82	4.56	18.26

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	29-Jan-07	16-APR-07	10,000,000	10,400,000	5.32500	5.401362	0.076362	0.80	22.06	4.41	17.65

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	30-Jan-07	16-APR-07	10,000,000	10,400,000	5.32500	5.402526	0.077526	0.80	22.40	4.48	17.92

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	31-Jan-07	16-APR-07	10,000,000	10,400,000	5.32500	5.417132	0.092132	0.80	26.62	5.32	21.29

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	1-Feb-07	16-APR-07	10,000,000	10,400,000	5.32500	5.369732	0.044732	0.80	12.92	2.58	10.34

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	2-Feb-07	16-APR-07	10,000,000	10,400,000	5.32500	5.371764	0.046764	0.80	13.51	2.70	10.81

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	3-Feb-07	16-APR-07	10,000,000	10,400,000	5.32500	5.369398	0.044398	0.80	12.83	2.57	10.26

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	4-Feb-07	16-APR-07	10,000,000	10,400,000	5.32500	5.369398	0.044398	0.80	12.83	2.57	10.26

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	5-Feb-07	16-APR-07	10,000,000	10,400,000	5.32500	5.367112	0.042112	0.80	12.17	2.43	9.73

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	6-Feb-07	16-APR-07	10,000,000	10,400,000	5.32500	5.366651	0.041651	0.80	12.03	2.41	9.63

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	7-Feb-07	16-APR-07	10,000,000	10,400,000	5.32500	5.365375	0.040375	0.80	11.66	2.33	9.33

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	8-Feb-07	16-APR-07	10,000,000	10,400,000	5.32500	5.364693	0.039693	0.80	11.47	2.29	9.17

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	9-Feb-07	16-APR-07	10,000,000	10,400,000	5.32500	5.363559	0.038559	0.80	11.14	2.23	8.91

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	10-Feb-07	16-APR-07	10,000,000	10,400,000	5.32500	5.363558	0.038558	0.80	11.14	2.23	8.91

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	11-Feb-07	16-APR-07	10,000,000	10,400,000	5.32500	5.363558	0.038558	0.80	11.14	2.23	8.91

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	12-Feb-07	16-APR-07	10,000,000	10,400,000	5.32500	5.370074	0.045074	0.80	13.02	2.60	10.42

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	13-Feb-07	16-APR-07	10,000,000	10,400,000	5.32500	5.364373	0.039373	0.80	11.37	2.27	9.10

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	14-Feb-07	16-APR-07	10,000,000	10,400,000	5.32500	5.362411	0.037411	0.80	10.81	2.16	8.65

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	15-Feb-07	16-APR-07	10,000,000	10,400,000	5.32500	5.387438	0.062438	0.80	18.04	3.61	14.43

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	16-Feb-07	16-APR-07	10,000,000	10,500,000	5.33000	5.374142	0.044142	0.80	12.87	2.57	10.30

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	17-Feb-07	16-APR-07	10,000,000	10,500,000	5.33000	5.374142	0.044142	0.80	12.87	2.57	10.30

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	18-Feb-07	16-APR-07	10,000,000	10,500,000	5.33000	5.374142	0.044142	0.80	12.87	2.57	10.30

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	19-Feb-07	16-APR-07	10,000,000	10,500,000	5.33000	5.374142	0.044142	0.80	12.87	2.57	10.30

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	20-Feb-07	16-APR-07	10,000,000	10,500,000	5.33000	5.391172	0.061172	0.80	17.84	3.57	14.27

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	21-Feb-07	16-APR-07	10,000,000	10,500,000	5.33000	5.376126	0.046126	0.80	13.45	2.69	10.76

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	22-Feb-07	16-APR-07	10,000,000	10,500,000	5.33000	5.375845	0.045845	0.80	13.37	2.67	10.70

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	23-Feb-07	16-APR-07	10,000,000	10,500,000	5.33100	5.377541	0.046541	0.80	13.57	2.71	10.86

89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	24-Feb-07	16-APR-07	10,000,000	10,500,000	5.33100	5.377540	0.046540	0.80	13.57	2.71	10.86

SECURITIES LENDING

Detailed Earnings Report

Date Range : 01-JAN-2007 To 19-MAR-2007

*Report was run:  19-Mar-2007  at 0:03 pm

Symbol Description			Settle Date	Effective Date	Term Date	Quantity	Contract Amount	Rebate Rate/Fee	Invest Yield	Spread	Client Split	Net Earnings	DB Earnings	Client Earnings
	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	25-Feb-07	16-APR-07	10,000,000	10,500,000	5.33100	5.377540	0.046540	0.80	13.57	2.71	10.86

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	26-Feb-07	16-APR-07	10,000,000	10,500,000	5.33100	5.375036	0.044036	0.80	12.84	2.57	10.28

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	27-Feb-07	16-APR-07	10,000,000	10,500,000	5.33100	5.392223	0.061223	0.80	17.86	3.57	14.29

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	28-Feb-07	16-APR-07	10,000,000	10,500,000	5.33100	5.392681	0.061681	0.80	17.99	3.60	14.39

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	1-Mar-07	16-APR-07	10,000,000	10,500,000	5.33100	5.389004	0.058004	0.80	16.92	3.38	13.53

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	2-Mar-07	16-APR-07	10,000,000	10,500,000	5.33100	5.380830	0.049830	0.80	14.53	2.91	11.63

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	3-Mar-07	16-APR-07	10,000,000	10,500,000	5.33100	5.380829	0.049829	0.80	14.53	2.91	11.63

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	4-Mar-07	16-APR-07	10,000,000	10,500,000	5.33100	5.380829	0.049829	0.80	14.53	2.91	11.63

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	5-Mar-07	16-APR-07	10,000,000	10,500,000	5.33100	5.399769	0.068769	0.80	20.06	4.01	16.05

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	6-Mar-07	16-APR-07	10,000,000	10,500,000	5.33100	5.399989	0.068989	0.80	20.12	4.02	16.10

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	7-Mar-07	16-APR-07	10,000,000	10,500,000	5.33100	5.400091	0.069091	0.80	20.15	4.03	16.12

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	8-Mar-07	16-APR-07	10,000,000	10,500,000	5.33100	5.399625	0.068625	0.80	20.02	4.00	16.01

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	9-Mar-07	16-APR-07	10,000,000	10,500,000	5.33100	5.400240	0.069240	0.80	20.20	4.04	16.16

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	10-Mar-07	16-APR-07	10,000,000	10,500,000	5.33100	5.400240	0.069240	0.80	20.19	4.04	16.16

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	11-Mar-07	16-APR-07	10,000,000	10,500,000	5.33100	5.400240	0.069240	0.80	20.19	4.04	16.16

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	12-Mar-07	16-APR-07	10,000,000	10,500,000	5.33100	5.399921	0.068921	0.80	20.10	4.02	16.08

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	13-Mar-07	16-APR-07	10,000,000	10,500,000	5.33100	5.405421	0.074421	0.80	21.71	4.34	17.36

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	14-Mar-07	16-APR-07	10,000,000	10,600,000	5.33100	5.418381	0.087381	0.80	25.73	5.15	20.58

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	15-Mar-07	16-APR-07	10,000,000	10,600,000	5.33100	5.438609	0.107609	0.80	31.68	6.34	25.35

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	16-Mar-07	16-APR-07	10,000,000	10,500,000	5.33100	5.409575	0.078575	0.80	22.92	4.58	18.33

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	17-Mar-07	16-APR-07	10,000,000	10,500,000	5.33100	5.409575	0.078575	0.80	22.92	4.58	18.33

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	18-Mar-07	16-APR-07	10,000,000	10,500,000	5.33100	5.409575	0.078575	0.80	22.92	4.58	18.33

	89233PZF6	TOYOTA 5 1/2 09/22/1	18-Jan-07	19-Mar-07	16-APR-07	10,000,000	10,500,000	5.33100	5.345647	0.014647	0.80	4.27	0.85	3.42

									Counterparty Total			3,481.67	696.33	2,785.33

Counterparty UBS Securities LLC
6125430	89233PYF7	TOYOTA 5.24 04/26/0	5-May-06	1-Jan-07	OPEN	20,000,000	20,600,000	5.39250	5.397342	0.004842	0.80	2.77	0.55	2.22

	89233PYF7	TOYOTA 5.24 04/26/0	5-May-06	2-Jan-07	OPEN	20,000,000	20,600,000	5.39250	5.396268	0.003768	0.80	2.16	0.43	1.72

	89233PYF7	TOYOTA 5.24 04/26/0	5-May-06	3-Jan-07	OPEN	20,000,000	20,600,000	5.33000	5.381247	0.051247	0.80	29.32	5.86	23.46

	89233PYF7	TOYOTA 5.24 04/26/0	5-May-06	4-Jan-07	OPEN	20,000,000	20,600,000	5.33000	5.380807	0.050807	0.80	29.07	5.81	23.26

	89233PYF7	TOYOTA 5.24 04/26/0	5-May-06	5-Jan-07	OPEN	20,000,000	20,600,000	5.33000	5.379485	0.049485	0.80	28.32	5.66	22.65

	89233PYF7	TOYOTA 5.24 04/26/0	5-May-06	6-Jan-07	OPEN	20,000,000	20,600,000	5.33000	5.379486	0.049486	0.80	28.32	5.66	22.65

	89233PYF7	TOYOTA 5.24 04/26/0	5-May-06	7-Jan-07	OPEN	20,000,000	20,600,000	5.33000	5.379485	0.049485	0.80	28.32	5.66	22.65

	89233PYF7	TOYOTA 5.24 04/26/0	5-May-06	8-Jan-07	OPEN	20,000,000	20,600,000	5.33000	5.379186	0.049186	0.80	28.15	5.63	22.52

SECURITIES LENDING

Detailed Earnings Report

Date Range : 01-JAN-2007 To 19-MAR-2007

*Report was run:  19-Mar-2007  at 0:03 pm

Symbol Description			Settle Date	Effective Date	Term Date	Quantity	Contract Amount	Rebate Rate/Fee	Invest Yield	Spread	Client Split	Net Earnings	DB Earnings	Client Earnings

	3136F7TL1	FNMA 5 02/13/08	1-Feb-07	10-Mar-07	22-MAR-0	25,000,000	25,437,500	5.25000	5.400240	0.150240	0.80	106.16	21.23	84.93

	3136F7TL1	FNMA 5 02/13/08	1-Feb-07	11-Mar-07	22-MAR-0	25,000,000	25,437,500	5.25000	5.400240	0.150240	0.80	106.16	21.23	84.93

	3136F7TL1	FNMA 5 02/13/08	1-Feb-07	12-Mar-07	22-MAR-0	25,000,000	25,437,500	5.25000	5.399921	0.149921	0.80	105.93	21.19	84.75

	3136F7TL1	FNMA 5 02/13/08	1-Feb-07	13-Mar-07	22-MAR-0	25,000,000	25,437,500	5.25000	5.405421	0.155421	0.80	109.82	21.96	87.86

	3136F7TL1	FNMA 5 02/13/08	1-Feb-07	14-Mar-07	22-MAR-0	25,000,000	25,437,500	5.25000	5.418381	0.168381	0.80	118.98	23.80	95.18

	3136F7TL1	FNMA 5 02/13/08	l-Feb-07	15-Mar-07	22-MAR-0	25,000,000	25,437,500	5.25000	5.438609	0.188609	0.80	133.27	26.65	106.62

	3136F7TL1	FNMA 5 02/13/08	1-Feb-07	16-Mar-07	22-MAR-0	25,000,000	25,437,500	5.25000	5.409575	0.159575	0.80	112.76	22.55	90.20

	3136F7TL1	FNMA 5 02/13/08	1-Feb-07	17-Mar-07	22-MAR-0	25,000,000	25,437,500	5.25000	5.409575	0.159575	0.80	112.76	22.55	90.20

	3136F7TL1	FNMA 5 02/13/08	1-Feb-07	18-Mar-07	22-MAR-0	25,000,000	25,437,500	5.25000	5.409575	0.159575	0.80	112.76	22.55	90.20

	3136F7TL1	FNMA 5 02/13/08	1-Feb-07	19-Mar-07	22-MAR-0	25,000,000	25,437,500	5.25000	5.345647	0.095647	0.80	67.58	13.52	54.07

7058200	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	27-Feb-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.392223	0.142223	0.80	100.99	20.20	80.79

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	28-Feb-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.392681	0.142681	0.80	101.31	20.26	81.05

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	1-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.389004	0.139004	0.80	98.70	19.74	78.96

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	2-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.380830	0.130830	0.80	92.90	18.58	74.32

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	3-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.380829	0.130829	0.80	92.90	18.58	74.32

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	4-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.380829	0.130829	0.80	92.90	18.58	74.32

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	5-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.399769	0.149769	0.80	106.35	21.27	85.08

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	6-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.399989	0.149989	0.80	106.50	21.30	85.20

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	7-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.400091	0.150091	0.80	106.57	21.31	85.26

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	8-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.399625	0.149625	0.80	106.24	21.25	85.00

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	9-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.400240	0.150240	0.80	106.68	21.34	85.34

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	10-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.400240	0.150240	0.80	106.68	21.34	85.34

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	11-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.400240	0.150240	0.80	106.68	21.34	85.34

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	12-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.399921	0.149921	0.80	106.45	21.29	85.16

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	13-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.405421	0.155421	0.80	110.36	22.07	88.29

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	14-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.418381	0.168381	0.80	119.56	23.91	95.65

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	15-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.438609	0.188609	0.80	133.93	26.79	107.14

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	16-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.409575	0.159575	0.80	113.31	22.66	90.65

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	17-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.409575	0.159575	0.80	113.31	22.66	90.65

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	18-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.409575	0.159575	0.80	113.31	22.66	90.65

	3133XJVM7	FHLB 5.3 02/15/08	27-Feb-07	19-Mar-07	22-MAR-0	25,000,000	25,562,500	5.25000	5.345647	0.095647	0.80	67.92	13.58	54.33

									Counterparty Total			43,978.55	8,795.71	35,182.84

SECURITIES LENDING

Detailed Earnings Report

Date Range : 01-JAN-2007 To 19-MAR-2007

*Report was run:  19-Mar-2007  at 0:03 pm

Symbol Description	Settle Date	Effective Date	Term Date	Quantity	Contract Amount	Rebate Rate/Fee	Invest Yield	Spread	Client Split	Net Earnings	DB Earnings	Client Earnings

					Fund 1 GENERAL			Fund Total		595,372.37	119,074.47	476,297.90

							CCY Total USD: 595,372.37				119,074.47	476,297.90

Where you are a US person, you are receiving this statement from Dresdner Bank AG New York Branch, 75 Wall Street, New York, New York 10005. Dresdner Bank AG New York Branch has acted as agent in respect of any transactions listed in this statement. Dresdner Bank AG New York Branch may from time to time appoint Dresdner Bank AG London Branch or another affiliated company as its agent for the provision of any investment services outside the US.

Where you are a non-US person, you are receiving this statement from Dresdner Bank AG London Branch, 30 Gresham Street, London EC2P 2XY. Regulated by the Financial Services Authority for the conduct of designated investment business in the UK, and a Member Firm of the London Stock Exchange. Dresdner Bank AG London Branch has acted as agent in respect of any transactions listed in this statement. Dresdner Bank AG London Branch may from time to time appoint Dresdner Bank AG New York Branch as its agent for the provision of any investment services in the US.

Information about the time of any transaction contained in this statement is available on request

SECURITIES LENDING

ASSET / LIABILITY GAP REPORT

Public Fund

  25-FEB-2007

	Assets				Liabilities				Net

	Amount Invested	Avg Yield	Avg DTM	%	Contract Amt	Avg Rebate	DTM	%	Net Amt	Spread	DTM

USD

O/N	918,975,572	5.3560	1.0000	30.11	2,647,212,784	5.2069	1.0000	86.62	-1,728,237,212	14.9060	0.0000

2-7 Days	85,965,491	5.4405	2.6730	2.82

8-14 Days	174,918,288	5.3942	9.6270	5.73	11,163,650	5.2035	10.0000	0.37	163,754,638	19.0720	-0.3730

15-21 Days	598,638,679	5.3610	17.7070	19.62	185,210,575	5.2664	16.7810	6.06	413,428,104	9.4577	0.9260

22-31 Days	351,879,726	5.3970	24.7730	11.53	162,597,000	5.2483	24.8500	5.32	189,282,726	14.8654	-0.0770

32-61 Days	507,699,077	5.4052	52.8850	16.64	49,812,500	5.2500	51.0000	1.63	457,886,577	15.5170	1.8850

62-91 Days	388,768,029	5.4055	80.2950	12.74

92-181 Days

182-366 Days	25,000,000	5.4400	324.0000	0.82

367-732 Days

>2 Years

	3,051,844,862	5.3815	28.94	100.00	3,055,996,509	5.2134	4.07	100.00	-4,151,647	16.8014	24.87

Where you are a US person, you are receiving this statement from Dresdner Bank AG New York Branch, 75 Wall Street, New York, New York 10005, Dresdner Bank AG New York Branch has acted as agent in respect of any transactions listed in this statement. Dresdner Bank AG New York Branch may from time to time appoint Dresdner Bank AG London Branch or another affiliated company as its agent for the provision of any investment services outside the U.S.

Where you are a non-US person, you are receiving this statement from Dresdner Bank AG London Branch, 30 Gresham Street, London EC2P 2XY. Regulated by the Financial Services Authority for the conduct of designated investment business in the UK, and a Member Firm of the London Stock Exchange. Dresdner Bank AG London Branch has acted as agent in respect of any transactions listed in this statement. Dresdner Bank AG London Branch may from time to time appoint Dresdner Bank AG New York Branch as its agent for the provision of any investment services in the US.

Information about the time of any transaction contained in this statement is available on request

Dresdner Bank AG as Agent	12:39:57 19 MAR 2007 Page: 1

Fund Fee/Rebate Statement

Date Range From 01 FEB 07 to 28 FEB 07

Barclays Capital, Inc (DEBARC)

Dept:
Contact:	R E B A T E S P A Y A B L E
Fund (NACMFC)

	Settled	Act	F	Eff
Bargain Ref	Date	Date	L	Date	Act	Quantity	Price	Value	Rate	Days	Amount Due	Total Due

AMERICAN EXPRESS CO AMERICAN EXPRESS CO								025816109
7024280	24JAN07		F	22FEB07	AL	21,700.00	60,0000	1,302,000.00	5.250000	4	759.50
				26FEB07	AR	21,700.00	60.0000	1,302,000.00	5.250000	0	0.00
				26FEB07	AL	21,700.00	60.0000	1,302,000.00	5.250000	0	0.00
				26FEB07	SR	21,700.00	60.0000	1,302,000.00	5.250000	1	189.88
				27FEB07	M	21,700.00	59.0000	1,280,300.00	5.250000	0	0.00
				27FEB07	F	21,700.00	59.0000	1,280,300.00	5.310000	1	188.84
				28FEB07	M	21,700.00	57.0000	1,236,900.00	5.310000	1	182.44
										7	1,320.66	1,320.66	USD

									Summary Rebates Payable			1,320.66	USD

Fund Fee/Rebate Statement
Dresdner Bank AG as Agent		12:39:57 19 MAR 2007 Page: 1

Dresdner Bank AG as Agent	12:39:57 19 MAR 2007 Page: 2

Fund Fee/Rebate Statement

Date Range From 01 FEB 07 to 28 FEB 07

BNP PARIBAS Securities Corp (DEBNPA)

Dept:
Contact:	R E B A T E S P A Y A B L E
Fund (NACMFC)

	Settled	Act	F	Eff
Bargain Ref	Date	Date	L	Date	Act	Quantity	Price	Value	Rate	Days	Amount Due	Total Due

US BANCORP DELAWARE US BANCORP DELAWARE								902973304
6361347	27DEC06	31JAN07	F	01FEB07	BFW	40,500.00	37.0000	1,498,500.00	5.200000	0	0.00
				01FEB07	SR	37,532.00	37.0000	1,388,684.00	5.200000	0	0.00
				01FEB07	F	37,532.00	37.0000	1,388,684.00	5.150000	14	2,781.23
				15FEB07	F	37,532.00	37.0000	1,388,684.00	5.200000	1	200.59
				16FEB07	M	37,532.00	38.0000	1,426,216.00	5.200000	0	0.00
				16FEB07	F	37,532.00	38.0000	1,426,216.00	5.150000	4	816.11
				20FEB07	F	37,532.00	38.0000	1,426,216.00	5.200000	1	206.01
				21FEB07	F	37,532.00	38.0000	1,426,216.00	5.150000	6	1,224.17
				27FEB07	AR	37,532.00	38.0000	1,426,216.00	5.150000	0	0.00
				27FEB07	AL	37,532.00	38.0000	1,426,216.00	5.150000	0	0.00
				27FEB07	F	37,532.00	38.0000	1,426,216.00	5.200000	1	206.01
				28FEB07	M	37,532.00	37.0000	1,388,684.00	5.200000	1	200.59
										28	5,634.71	5,634.71	USD

									Summary Rebates Payable			5,634.71	USD

Fund Fee/Rebate Statement
Dresdner Bank AG as Agent		12:39:57 19 MAR 2007 Page: 2

Dresdner Bank AG as Agent	12:39:57 19 MAR 2007 Page: 3

Fund Fee/Rebate Statement

Date Range From 01 FEB 07 to 28 FEB 07

Bank of America Sec LLC (DEBOAC)

Dept:
Contact:	R E B A T E S P A Y A B L E
Fund (NACMFC)

	Settled	Act	F	Eff
Bargain Ref	Date	Date	L	Date	Act	Quantity	Price	Value	Rate	Days	Amount Due	Total Due

WELLS FARGO & CO WELLS FARGO & CO								949746101
7044390	13FEB07		F	13FEB07	SL	71,900.00	37.0000	2,660,300.00	5.250000	2	775.92
				15FEB07	SR	0.00	0.0000	0.00	5.250000	0	0.00
				15FEB07	SR	0.00	0.0000	0.00	5.250000	0	0.00
				15FEB07	F	0.00	0.0000	0.00	5.312000	0	0.00
										2	775.92	775.92	USD

									Summary Rebates Payable			775.92	USD

Fund Fee/Rebate Statement
Dresdner Bank AG as Agent		12:39:57 19 MAR 2007 Page: 3

Dresdner Bank AG as Agent	12:39:57 19 MAR 2007 Page: 4

Fund Fee/Rebate Statement

Date Range From 01 FEB 07 to 28 FEB 07

Credit Suisse Securities (USA) LLC (DECSFB)

Eleven Madison Avenue

New York, NY 10010

Dept:
Contact:	R E B A T E S P A Y A B L E
Fund (NACMFC)

	Settled	Act	F	Eff
Bargain Ref	Date	Date	L	Date	Act	Quantity	Price	Value	Rate	Days	Amount Due	Total Due

ALCATEL ALSTHOM ADR 1X1 PROT ALCATEL LUCENT ADR 1X1 PROT								013904305
6297150	24OCT06	31JAN07	F	01FEB07	BFW	44,100.00	14.0000	617,400.00	5.200000	0	0.00
				01FEB07	F	44,100.00	14.0000	617,400.00	5.150000	4	353.29
				05FEB07	M	44,100.00	13.0000	573,300.00	5.150000	2	164.03
				07FEB07	M	44,100.00	14.0000	617,400.00	5.150000	8	706.58
				15FEB07	F	44,100.00	14.0000	617,400.00	5.200000	1	89.18
				16FEB07	F	44,100.00	14.0000	617,400.00	5.150000	6	353.29
				20FEB07	F	44,100.00	14.0000	617,400.00	5.200000	1	89.18
				21FEB07	F	44,100.00	14.0000	617,400.00	5.150000	6	529.94
				27FEB07	F	44,100.00	14.0000	617,400.00	5.200000	2	178.36
										28	2,463.85	2,463.85	USD

6341188	07DEC06	31JAN07	F	01FEB07	BFW	12,000.00	14.0000	168,000.00	5.200000	0	0.00
				01FEB07	F	12,000.00	14.0000	168,000.00	5.150000	4	96.13
				05FEB07	M	12,000.00	13.0000	156,000.00	5.150000	2	44.63
				07FEB07	M	12,000.00	14.0000	168,000.00	5.150000	8	192.27
				15FEB07	F	12,000.00	14.0000	168,000.00	5.200000	1	24.27
				16FEB07	F	12,000.00	14.0000	168,000.00	5.150000	4	96.13
				20FEB07	F	12,000.00	14.0000	168,000.00	5.200000	1	24.27
				21FEB07	F	12,000.00	14.0000	168,000.00	5.150000	6	144.20
				27FEB07	F	12,000.00	14.0000	168,000.00	5.200000	2	48.53
										28	670.43	670.43	USD

ANDREW CORP ANDREW CORPORATION								034425108
7029309	29JAN07	31JAN07	F	01FEB07	BFW	84,000.00	12.0000	1,008,000.00	5.200000	0	0.00
				01FEB07	M	84,000.00	11.0000	924,000.00	5.200000	0	0.00
				01FEB07	F	84,000.00	11.0000	924,000.00	5.150000	12	1,586.20
				13FEB07	M	84,000.00	12.0000	1,008,000.00	5.150000	2	288.40
				15FEB07	F	84,000.00	12.0000	1,008,000.00	5.200000	1	145.60
				16FEB07	M	84,000.00	11.0000	924,000.00	5.200000	0	0.00
				16FEB07	F	84,000.00	11.0000	924,000.00	5.150000	4	528.73
				20FEB07	F	84,000.00	11.0000	924,000.00	5.200000	1	133.47
				21FEB07	F	84,000.00	11.0000	924,000.00	5.150000	1	132.18
				22FEB07	M	84,000.00	12.0000	1,008,000.00	5.150000	5	721.00
				27FEB07	F	84,000.00	12.0000	1,008,000.00	5.200000	1	145.60
				28FEB07	M	84,000.00	11.0000	924,000.00	5.200000	1	133.47
										28	3,814.65	3,814.65	USD

									Summary Rebates Payable			6,948.93	USD

Fund Fee/Rebate Statement
Dresdner Bank AG as Agent		12:39:58 19 MAR 2007 Page: 4

EXHIBIT G

TRUST’S SECURITIES LENDING POLICY

Securities Lending Policy

This document sets forth the policy (the “Policy”) for the securities lending program (the “Program”) of The AAL Mutual Funds, The Lutheran Brotherhood Family of Funds, AAL Variable Product Series Fund, Inc. and LB Series Fund, Inc. (collectively, the “Funds” and each series or portfolio thereof, a “Fund”). This Policy applies to each Fund separately.

I.	Available Assets.

The total amount of securities which may loaned pursuant to the securities lending program by an individual Fund may not exceed one-third (33 1/3%) of the total asset value, including collateral received in connection with such loans (at market value computed at the time of the loan), of the individual Fund.

II.	Program Management.

A. A written agreement (the “Agency Agreement”) between the Funds and the securities lending agent (the “Lending Agent”) must be in place prior to engaging in securities lending activities. The agreement must at a minimum specifically authorize the lending of securities, outline the lending agent’s authority to invest cash collateral, outline the lending agent’s responsibilities and liabilities with regard to custody and valuation of the collateral, and detail fee arrangements. The Agency Agreement shall also incorporate this Policy by reference and include a written acknowledgement by the Lending Agent of receipt of the Policy.

B. Management responsibility for the Program is delegated by the Funds’ Boards of Directors/Trustees (the “Fund Boards”) to the Head of Fixed Income Investments for the Funds and the Portfolio Manager of the Funds’ Money Market Funds (together, the “Program Manager”), who shall be responsible for the implementation of the Program and the establishment of procedures consistent with this Policy The Director of Portfolio Compliance and/or the Manager of Securities Administration shall be responsible for monitoring the Program and compliance with this Policy.

C.	The Program Manager’s responsibilities and duties include:

1.	Reviewing Program performance annually with the Fund Boards;

2.	Designating securities in a Fund’s portfolio that are not available for lending;

3.

With the approval of the Chief Investment Officer, revising the guidelines set forth in Sections III and IV of this Policy (the “Securities Lending Guidelines”), provided that such revisions are reported to the Fund Boards at their next regularly scheduled meeting.

4.	Approving updates to the broker/borrower list and lending limits as necessary;

5.	Reviewing and evaluating the performance of the Program; and

6.	Approving Lending Agents.

III.	Lending Guidelines

A.

The Lending Agent may only lend securities whose country of issuance is listed on the Program Manager’s list of Approved Countries for Equity Lending and Fixed Income Lending, a copy of which is attached hereto as Exhibit A.

B.	Collateralization

1.	The required amount of collateralization upon the making of a loan shall be market value times the appropriate percentage for each security type:

a.	Domestic Securities – 102%

b.	International fixed income securities – 102%

c.	International equity securities – 105%

2.

If the market value of the given collateral falls to 100% or below of the loaned security market value, the Lending Agent shall obtain additional collateral to bring the collateralization back to initial margin requirement by the end of the next business day.

3.	The following forms of collateral are acceptable:

a.	Cash;

b.	Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

c.

Irrevocable, non-negotiable standby letters of credit issued by a bank that qualifies as an investment company custodian bank under the 1940 Act or any “eligible foreign custodian” as defined in Rule l7f-5 under the 1940 Act; and

d.

In connection with loans of internationally traded debt and equity securities made through the Euroclear Securities Lending and Borrowing Program of Morgan Guaranty Trust Company of New York, a guaranty issued by the program sponsor to participants in that program.

C.	Qualifications and Limits for Borrowers.

The Lending Agent shall provide the Program Manager at least annually a list of its approved borrowers. The Program Manager shall review the borrower list and approve or delete borrowers from the list as he or she deems appropriate. The Program Manager may establish lending limits per borrower. Throughout the year the Lending Agent shall notify the Program Manager of any additions to or deletions from the list. No securities shall be loaned to a borrower new to the list until such time as the Program Manager has approved the borrower.

D.	Other Loan Terms.

Each loan of portfolio securities must be terminable at any time by the Lending Agent on behalf of the Fund at any time and the Borrower shall be required to return the loaned securities as promptly as practicable and in any event within the customary period for settlement of trades of such securities. Although voting rights may pass with the loaned securities, if a Fund becomes aware of a proxy involving a material event that is likely to affect the Fund’s investment in such securities, the Fund must direct the Lending Agent to take action to call the loan in time to vote the proxy

IV.	Investment of Cash Collateral.

A.	A Fund’s cash collateral may be invested in the following (the “Collateral Investment Pool”):

1.	Money market funds, as defined under SEC Regulation 270.2a-7, which are approved by the Program Manager;

2.

Money market instruments, including obligations of the U.S. Government and its agencies, and domestic money market instruments (commercial paper, bank time deposits, certificates of deposit and banker’s acceptances). Non-domestic money market instruments must be on the List of Approved Countries for Equity Lending and Fixed Income Lending, a copy of which is attached to this documents as Exhibit A;

3.	Notes, bonds and debentures issued by the U.S. Government and its agencies, U.S. corporations Canadian, Supranational, and foreign sovereign entities;

4.	Asset-backed securities;

5.	Floating rate and variable rate securities; and

6.

To help mitigate currency risk, non-U.S. G7 currency may be received as payment for loaned securities of the corresponding G7 country. The currency must be invested in the respective G7 country’s government security.

Unless specifically permitted by the Program Manager, investment in derivative securities is prohibited.

B.	Quality Standards for Investments.

Securities must be rated at the required quality level by [both S&P and Moody’s] [a nationally recognized statistical rating agency]:

Security	Minimum Credit Rating

Asset backed securities	Aaa/AAA
Money Market Instruments	A1/P1
Non-domestic US dollar denominated securities	A1/P1
Domestic corporate notes, bonds and debentures	A2/A
Domestic financial notes, bonds and debentures	A2/A
Canadian corporate notes, bonds and debentures	A2/A
Floating and variable rate securities
Final stated maturities two years or less	A2/A
Final stated maturities more than two years]	AA2/AA
Supranational and foreign (excluding Canada)	Aaa/AAA
Sovereign issues	A1/P1
Canadian government and provincial issues	A1/A+

C.	Diversification of Investments

A Fund’s Collateral Investment Pool is subject to the following diversification limits:

Individual Issuer or Sector	Acceptable % of Collateral Pool

U.S. Government and Agencies	100%
Money Market Funds	100%
Any one issuer except US government & Agencies	5%
Any loan to a non-U.S. government issuer	10%

Zero-coupon government issues[1]	15%
Any one corporate sector, except financial sector	25%
Corporate financial sector	50%
Single repo broker	25%
Corporate debt and commercial paper	75%
Asset-backed securities	25%
Floating rate or variable rate securities	25%

Illiquid securities may not exceed 10% of a Fund’s collateral portfolio. Illiquid securities are issues not salable without material impact on sale proceeds.

D.	Structure of Investments

1.

No more than 40% of loans outstanding at any time may be term loans. Any such term loans must have matched collateral investments. The weighted average term of a Fund’s lent securities cannot exceed thirty (30) days. The weighted average life of the Collateral Investment Pool for a Fund shall not differ from the weighted average term of the outstanding Loans by such Fund by more than 15 days.

2.	To maintain liquidity, a minimum of 25% of a Fund’s collateral investments shall be invested on an overnight basis.

3.	A loan which may be called back by the Lending Agent upon one day’s notice shall be deemed to have a maturity of one day.

4.	A Money Market Fund shall be deemed to have a maturity of one day.

5.	Repurchase agreements shall have an overnight maximum maturity.

6.

All other fixed coupon securities shall have maturities of one year or less or shall be puttable to the issuer within one year. Floating rate securities and/or variable rate securities with reset dates shall be considered to have matured on the reset date; provided, however that no floating or variable rate security may have a final maturity of more than two years.

The Lending Agent shall provide the Program Manager annually with a list of short-term indexes to be used for floating or variable rate securities. The Program Manager shall review the list and approve or delete indexes as it deems appropriate. The Lending Agent may invest in floating or variable rate securities where market values are reasonably expected to return to par at the time of an interest rate adjustment. Securities that are linked to more than one index, that float inversely to the underlying index, that have caps, or that do not have a consistent spread to the underlying index for the life of the security are prohibited without prior approval from the Program Manager.

V.	Monitoring and Reporting

A.

The Lending Agent shall provide daily access to securities lending activity. The Director of Portfolio Compliance and/or the Manager of Securities Administration shall be responsible for monitoring daily activity.

B.

The Lending Agent shall provide reports at least quarterly detailing the securities on loan, the borrower for each loaned security, the Collateral Investment Pool, and income generated by the Program. The Program Manager and the Director of Portfolio Compliance shall be responsible for monitoring the reports.

[1]	U.S T-bills, commercial paper, US agency discount notes are not considered zero-coupon

C.

The Director of Portfolio Compliance shall monitor compliance with this Policy and the Agency Agreement. Any violation shall be reported to the Portfolio Compliance and Valuation Committee for appropriate corrective action. Any such action shall be reported to the Fund Boards at their next regularly scheduled meeting.

D.	The President, any Vice President or the Treasurer of the Funds is authorized to sign the Agency Agreement and any amendments thereto.

            April 19, 2007

BGTT		BGTT	BGTT	BGTT	BGTT	BGTT	BGTT	BGTT
ISSUE COUNTRY	FUND	RESO COUNTRY	INVESTMENT TYPE	EFFECTIVE DATE	INTEREST WITHHELD	INTEREST RECLAIMED	DIVIDEND WITHHELD	DIVIDEND RECLAIMED
ARGENTINA	RF05	US		920401	0.000000	0.000000	0.000000	0.000000
AUSTRIA	RF05	US		990401	0.000000	0.000000	0.250000	0.100000
AUSTRALIA	RF05	US		850911	0.100000	0.000000	0.150000	0.000000
BELGIUM	RF05	US		960101	0.150000	0.000000	0.250000	0.100000
BELGIUM	RF05	US	GOVERNMENT ISSUES	940101	0.000000	0.000000	0.000000	0.000000
BERMUDA	RF05	US		920101	0.000000	0.000000	0.000000	0.000000
BRAZIL	RF05	US		981230	0.150000	0.000000	0.000000	0.000000
BRAZIL	RF05	US	GOVERNMENT ISSUES	060216	0.000000	0.000000	0.000000	0.000000
CANADA	RF05	US		960101	0.100000	0.000000	0.150000	0.000000
CANADA	RF05	US	GOVERNMENT ISSUES	900101	0.000000	0.000000	0.150000	0.000000
SWITZERLAND	RF05	US		980201	0.350000	0.350000	0.350000	0.200000
SWITZERLAND	RF05	US	DEPOSITORY RECEIPTS	040101	0.000000	0.000000	0.150000	0.000000
CHINA	RF05	US		920601	0.000000	0.000000	0.000000	0.000000
CZECH REPUBLIC	RF05	US		040101	0.150000	0.150000	0.150000	0.000000
GERMANY	RF05	US		020101	0.000000	0.000000	0.211000	0.061000
GERMANY	RF05	US	CONVERTIBLE BONDS	980101	0.263750	0.263750	0.000000	0.000000
DENMARK	RF05	US		010101	0.000000	0.000000	0.280000	0.130000
EGYPT	RF05	US		940101	0.000000	0.000000	0.000000	0.000000
SPAIN	RF05	US		070101	0.180000	0.180000	0.180000	0.030000
SPAIN	RF05	US	GOVERNMENT ISSUES	960515	0.000000	0.000000	0.000000	0.000000
FINLAND	RF05	US		850911	0.000000	0.000000	0.150000	0.000000
FRANCE	RF05	US		040407	0.000000	0.000000	0.150000	0.000000
UNITED KINGDOM	RF05	US		050722	0.200000	0.200000	0.000000	0.000000
UNITED KINGDOM	RF05	US	GOVERNMENT ISSUES	980406	0.000000	0.000000	0.000000	0.000000
UNITED KINGDOM	RF05	US	REAL ESTATE INV TRST	070101	0.000000	0.000000	0.220000	0.070000
UNITED KINGDOM	RF05	US	SHORT TERMS	970301	0.000000	0.000000	0.000000	0.000000
GREECE	RF05	US		920101	0.000000	0.000000	0.000000	0.000000
HONG KONG	RF05	US		850901	0.000000	0.000000	0.000000	0.000000
HUNGARY	RF05	US		060101	0.000000	0.000000	0.000000	0.000000
HUNGARY	RF05	US	GOVERNMENT ISSUES	950101	0.000000	0.000000	0.000000	0.000000
INDONESIA	RF05	US		070307	0.100000	0.000000	0.150000	0.000000
IRELAND	RF05	US		040527	0.200000	0.200000	0.000000	0.000000
IRELAND	RF05	US	GOVERNMENT ISSUES	040527	0.000000	0.000000	0.000000	0.000000
ISRAEL	RF05	US		060101	0.250000	0.075000	0.200000	0.000000
ISRAEL	RF05	US	GOVERNMENT ISSUES	040101	0.000000	0.000000	0.000000	0.000000
ITALY	RF05	US		030101	0.000000	0.000000	0.150000	0.000000
ITALY	RF05	US	DEPOSITORY RECEIPTS	040716	0.000000	0.000000	0.270000	0.120000
JAPAN	RF05	US		040701	0.150000	0.050000	0.070000	0.000000
KOREA, REPUBLIC OF	RF05	US		960101	0.132000	0.000000	0.165000	0.000000
MOROCCO	RF05	US		950101	0.100000	0.000000	0.100000	0.000000
MOROCCO	RF05	US	GOVERNMENT ISSUES	010101	0.000000	0.000000	0.000000	0.000000
MEXICO	RF05	US		060101	0.049000	0.000000	0.000000	0.000000
MEXICO	RF05	US	GOVERNMENT ISSUES	060101	0.000000	0.000000	0.000000	0.000000
MALAYSIA	RF05	US		070101	0.150000	0.000000	0.270000	0.000000
MALAYSIA	RF05	US	GOVERNMENT ISSUES	040911	0.000000	0.000000	0.000000	0.000000
MALAYSIA	RF05	US	SHORT TERMS	990101	0.000000	0.000000	0.000000	0.000000
NETHERLANDS	RF05	US		070101	0.000000	0.000000	0.150000	0.000000
NORWAY	RF05	US		850911	0.000000	0.000000	0.150000	0.000000
NEW ZEALAND	RF05	US		850911	0.100000	0.000000	0.150000	0.000000
NEW ZEALAND	RF05	US	GOVERNMENT ISSUES	930701	0.000000	0.000000	0.000000	0.000000
PERU	RF05	US		030101	0.000000	0.000000	0.041000	0.000000
PHILIPPINES	RF05	US		061011	0.350000	0.250000	0.350000	0.100000
PHILIPPINES	RF05	US	GOVERNMENT ISSUES	061011	0.200000	0.000000	0.000000	0.000000
PAKISTAN	RF05	US		040701	0.300000	0.000000	0.100000	0.000000
PORTUGAL	RF05	US		060101	0.200000	0.200000	0.200000	0.050000
PORTUGAL	RF05	US	DEPOSITORY RECEIPTS	060101	0.000000	0.000000	0.200000	0.000000
SWEDEN	RF05	US		850911	0.000000	0.000000	0.150000	0.000000
SINGAPORE	RF05	US		040101	0.150000	0.000000	0.200000	0.000000

SINGAPORE	RF05	US	REAL ESTATE INV TRST	050101	0.000000	0.000000	0.100000	0.000000
THAILAND	RF05	US		040701	0.100000	0.000000	0.100000	0.000000
THAILAND	RF05	US	GOVERNMENT ISSUES	900101	0.000000	0.000000	0.000000	0.000000
TURKEY	RF05	US		060723	0.000000	0.000000	0.150000	0.000000
TAIWAN	RF05	US		920131	0.200000	0.000000	0.200000	0.000000
TAIWAN	RF05	US	DEPOSITORY RECEIPTS	030822	0.000000	0.000000	0.200000	0.000000
SOUTH AFRICA	RF05	US		951001	0.000000	0.000000	0.000000	0.000000
ARGENTINA	RF13	US		920401	0.000000	0.000000	0.000000	0.000000
AUSTRIA	RF13	US		990401	0.000000	0.000000	0.250000	0.100000
AUSTRALIA	RF13	US		850911	0.100000	0.000000	0.150000	0.000000
BELGIUM	RF13	US		960101	0.150000	0.000000	0.250000	0.100000
BELGIUM	RF13	US	GOVERNMENT ISSUES	940101	0.000000	0.000000	0.000000	0.000000
BERMUDA	RF13	US		920101	0.000000	0.000000	0.000000	0.000000
BRAZIL	RF13	US		981230	0.150000	0.000000	0.000000	0.000000
BRAZIL	RF13	US	GOVERNMENT ISSUES	060216	0.000000	0.000000	0.000000	0.000000
CANADA	RF13	US		960101	0.100000	0.000000	0.150000	0.000000
CANADA	RF13	US	GOVERNMENT ISSUES	900101	0.000000	0.000000	0.150000	0.000000
SWITZERLAND	RF13	US		980201	0.350000	0.350000	0.350000	0.200000
SWITZERLAND	RF13	US	DEPOSITORY RECEIPTS	040101	0.000000	0.000000	0.150000	0.000000
CHINA	RF13	US		920601	0.000000	0.000000	0.000000	0.000000
CZECH REPUBLIC	RF13	US		040101	0.150000	0.150000	0.150000	0.000000
GERMANY	RF13	US		020101	0.000000	0.000000	0.211000	0.061000
GERMANY	RF13	US	CONVERTIBLE BONDS	980101	0.263750	0.263750	0.000000	0.000000
DENMARK	RF13	US		010101	0.000000	0.000000	0.280000	0.130000
EGYPT	RF13	US		940101	0.000000	0.000000	0.000000	0.000000
SPAIN	RF13	US		070101	0.180000	0.180000	0.180000	0.030000
SPAIN	RF13	US	GOVERNMENT ISSUES	960515	0.000000	0.000000	0.000000	0.000000
FINLAND	RF13	US		850911	0.000000	0.000000	0.150000	0.000000
FRANCE	RF13	US		040407	0.000000	0.000000	0.150000	0.000000
UNITED KINGDOM	RF13	US		050722	0.200000	0.200000	0.000000	0.000000
UNITED KINGDOM	RF13	US	GOVERNMENT ISSUES	980406	0.000000	0.000000	0.000000	0.000000
UNITED KINGDOM	RF13	US	REAL ESTATE INV TRST	070101	0.000000	0.000000	0.220000	0.070000
UNITED KINGDOM	RF13	US	SHORT TERMS	970301	0.000000	0.000000	0.000000	0.000000
GREECE	RF13	US		920101	0.000000	0.000000	0.000000	0.000000
HONG KONG	RF13	US		850901	0.000000	0.000000	0.000000	0.000000
HUNGARY	RF13	US		060101	0.000000	0.000000	0.000000	0.000000
HUNGARY	RF13	US	GOVERNMENT ISSUES	950101	0.000000	0.000000	0.000000	0.000000
INDONESIA	RF13	US		070307	0.100000	0.000000	0.150000	0.000000
IRELAND	RF13	US		060302	0.200000	0.200000	0.000000	0.000000
IRELAND	RF13	US	GOVERNMENT ISSUES	060302	0.000000	0.000000	0.000000	0.000000
ISRAEL	RF13	US		060101	0.250000	0.075000	0.200000	0.000000
ISRAEL	RF13	US	GOVERNMENT ISSUES	040101	0.000000	0.000000	0.000000	0.000000
INDIA	RF13	US		030401	0.150000	0.000000	0.000000	0.000000
ITALY	RF13	US		030101	0.000000	0.000000	0.150000	0.000000
ITALY	RF13	US	DEPOSITORY RECEIPTS	040716	0.000000	0.000000	0.270000	0.120000
JAPAN	RF13	US		040701	0.150000	0.050000	0.070000	0.000000
KOREA, REPUBLIC OF	RF13	US		960101	0.132000	0.000000	0.165000	0.000000
MOROCCO	RF13	US		950101	0.100000	0.000000	0.100000	0.000000
MOROCCO	RF13	US	GOVERNMENT ISSUES	010101	0.000000	0.000000	0.000000	0.000000
MEXICO	RF13	US		060101	0.049000	0.000000	0.000000	0.000000
MEXICO	RF13	US	GOVERNMENT ISSUES	060101	0.000000	0.000000	0.000000	0.000000
MALAYSIA	RF13	US		070101	0.150000	0.000000	0.270000	0.000000
MALAYSIA	RF13	US	GOVERNMENT ISSUES	040911	0.000000	0.000000	0.000000	0.000000
MALAYSIA	RF13	US	SHORT TERMS	990101	0.000000	0.000000	0.000000	0.000000
NETHERLANDS	RF13	US		070101	0.000000	0.000000	0.150000	0.000000
NORWAY	RF13	US		850911	0.000000	0.000000	0.150000	0.000000
NEW ZEALAND	RF13	US		850911	0.100000	0.000000	0.150000	0.000000
NEW ZEALAND	RF13	US	GOVERNMENT ISSUES	930701	0.000000	0.000000	0.000000	0.000000
PHILIPPINES	RF13	US		061011	0.350000	0.250000	0.350000	0.100000
PHILIPPINES	RF13	US	GOVERNMENT ISSUES	061011	0.200000	0.000000	0.000000	0.000000
PAKISTAN	RF13	US		040701	0.300000	0.000000	0.100000	0.000000
PORTUGAL	RF13	US		060101	0.200000	0.200000	0.200000	0.050000
PORTUGAL	RF13	US	DEPOSITORY RECEIPTS	060101	0.000000	0.000000	0.200000	0.000000

SWEDEN	RF13	US		850911	0.000000	0.000000	0.150000	0.000000
SINGAPORE	RF13	US		040101	0.150000	0.000000	0.200000	0.000000
SINGAPORE	RF13	US	REAL ESTATE INV TRST	050101	0.000000	0.000000	0.100000	0.000000
THAILAND	RF13	US		040701	0.100000	0.000000	0.100000	0.000000
THAILAND	RF13	US	GOVERNMENT ISSUES	900101	0.000000	0.000000	0.000000	0.000000
TURKEY	RF13	US		060723	0.000000	0.000000	0.150000	0.000000
TAIWAN	RF13	US		920131	0.200000	0.000000	0.200000	0.000000
TAIWAN	RF13	US	DEPOSITORY RECEIPTS	030822	0.000000	0.000000	0.200000	0.000000
SOUTH AFRICA	RF13	US		951001	0.000000	0.000000	0.000000	0.000000
AUSTRIA	RF26	US		990401	0.000000	0.000000	0.250000	0.100000
AUSTRALIA	RF26	US		850911	0.100000	0.000000	0.150000	0.000000
BELGIUM	RF26	US		960101	0.150000	0.000000	0.250000	0.100000
BELGIUM	RF26	US	GOVERNMENT ISSUES	940101	0.000000	0.000000	0.000000	0.000000
BRAZIL	RF26	US		981230	0.150000	0.000000	0.000000	0.000000
BRAZIL	RF26	US	GOVERNMENT ISSUES	060216	0.000000	0.000000	0.000000	0.000000
CANADA	RF26	US		960101	0.100000	0.000000	0.150000	0.000000
CANADA	RF26	US	GOVERNMENT ISSUES	900101	0.000000	0.000000	0.150000	0.000000
SWITZERLAND	RF26	US		980201	0.350000	0.350000	0.350000	0.200000
SWITZERLAND	RF26	US	DEPOSITORY RECEIPTS	040101	0.000000	0.000000	0.150000	0.000000
GERMANY	RF26	US		020101	0.000000	0.000000	0.211000	0.061000
GERMANY	RF26	US	CONVERTIBLE BONDS	980101	0.263750	0.263750	0.000000	0.000000
SPAIN	RF26	US		070101	0.180000	0.180000	0.180000	0.030000
SPAIN	RF26	US	GOVERNMENT ISSUES	960515	0.000000	0.000000	0.000000	0.000000
FINLAND	RF26	US		850911	0.000000	0.000000	0.150000	0.000000
FRANCE	RF26	US		040407	0.000000	0.000000	0.150000	0.000000
UNITED KINGDOM	RF26	US		050722	0.200000	0.200000	0.000000	0.000000
UNITED KINGDOM	RF26	US	GOVERNMENT ISSUES	980406	0.000000	0.000000	0.000000	0.000000
UNITED KINGDOM	RF26	US	REAL ESTATE INV TRST	070101	0.000000	0.000000	0.220000	0.070000
UNITED KINGDOM	RF26	US	SHORT TERMS	970301	0.000000	0.000000	0.000000	0.000000
GUERNSEY, C.I.	RF26	US		020627	0.000000	0.000000	0.200000	0.000000
HONG KONG	RF26	US		850901	0.000000	0.000000	0.000000	0.000000
IRELAND	RF26	US		050728	0.200000	0.200000	0.000000	0.000000
IRELAND	RF26	US	GOVERNMENT ISSUES	050728	0.000000	0.000000	0.000000	0.000000
ITALY	RF26	US		030101	0.000000	0.000000	0.150000	0.000000
ITALY	RF26	US	DEPOSITORY RECEIPTS	040716	0.000000	0.000000	0.270000	0.120000
JAPAN	RF26	US		040701	0.150000	0.050000	0.070000	0.000000
KOREA, REPUBLIC OF	RF26	US		960101	0.132000	0.000000	0.165000	0.000000
MEXICO	RF26	US		060101	0.049000	0.000000	0.000000	0.000000
MEXICO	RF26	US	GOVERNMENT ISSUES	060101	0.000000	0.000000	0.000000	0.000000
NETHERLANDS	RF26	US		070101	0.000000	0.000000	0.150000	0.000000
NORWAY	RF26	US		850911	0.000000	0.000000	0.150000	0.000000
PORTUGAL	RF26	US		060101	0.200000	0.200000	0.200000	0.050000
PORTUGAL	RF26	US	DEPOSITORY RECEIPTS	060101	0.000000	0.000000	0.200000	0.000000
SWEDEN	RF26	US		850911	0.000000	0.000000	0.150000	0.000000
SINGAPORE	RF26	US		040101	0.150000	0.000000	0.200000	0.000000
SINGAPORE	RF26	US	REAL ESTATE INV TRST	050101	0.000000	0.000000	0.100000	0.000000
TAIWAN	RF26	US		920131	0.200000	0.000000	0.200000	0.000000
TAIWAN	RF26	US	DEPOSITORY RECEIPTS	030822	0.000000	0.000000	0.200000	0.000000
AUSTRALIA	RF36	US		850911	0.100000	0.000000	0.150000	0.000000
BERMUDA	RF36	US		920101	0.000000	0.000000	0.000000	0.000000
CANADA	RF36	US		960101	0.100000	0.000000	0.150000	0.000000
CANADA	RF36	US	GOVERNMENT ISSUES	900101	0.000000	0.000000	0.150000	0.000000
SWITZERLAND	RF36	US		980201	0.350000	0.350000	0.350000	0.200000
SWITZERLAND	RF36	US	DEPOSITORY RECEIPTS	040101	0.000000	0.000000	0.150000	0.000000
FINLAND	RF36	US		850911	0.000000	0.000000	0.150000	0.000000
FRANCE	RF36	US		040101	0.000000	0.000000	0.250000	0.100000
FRANCE	RF36	US	GOVERNMENT ISSUES	940101	0.000000	0.000000	0.000000	0.000000
UNITED KINGDOM	RF36	US		050722	0.200000	0.200000	0.000000	0.000000
UNITED KINGDOM	RE36	US	GOVERNMENT ISSUES	980406	0.000000	0.000000	0.000000	0.000000
UNITED KINGDOM	RF36	US	REAL ESTATE INV TRST	070101	0.000000	0.000000	0.220000	0.070000
UNITED KINGDOM	RF36	US	SHORT TERMS	970301	0.000000	0.000000	0.000000	0.000000
ISRAEL	RF36	US		060101	0.250000	0.075000	0.200000	0.000000
ISRAEL	RF36	US	GOVERNMENT ISSUES	040101	0.000000	0.000000	0.000000	0.000000

JAPAN	RF36	US		040701	0.150000	0.050000	0.070000	0.000000
CAYMAN ISLANDS	RF36	US		930716	0.000000	0.000000	0.000000	0.000000
MEXICO	RF36	US		060101	0.049000	0.000000	0.000000	0.000000
MEXICO	RF36	US	GOVERNMENT ISSUES	060101	0.000000	0.000000	0.000000	0.000000
SINGAPORE	RF36	US		040101	0.150000	0.000000	0.200000	0.000000
SINGAPORE	RF36	US	REAL ESTATE INV TRST	050101	0.000000	0.000000	0.100000	0.000000
VIRGIN ISLANDS, BRITISH	RF36	US		930101	0.000000	0.000000	0.000000	0.000000
ARGENTINA	RF42	US		920401	0.000000	0.000000	0.000000	0.000000
AUSTRIA	RF42	US		990401	0.000000	0.000000	0.250000	0.100000
AUSTRALIA	RF42	US		850911	0.100000	0.000000	0.150000	0.000000
BELGIUM	RF42	US		960101	0.150000	0.000000	0.250000	0.100000
BELGIUM	RF42	US	GOVERNMENT ISSUES	940101	0.000000	0.000000	0.000000	0.000000
BRAZIL	RF42	US		981230	0.150000	0.000000	0.000000	0.000000
BRAZIL	RF42	US	GOVERNMENT ISSUES	060216	0.000000	0.000000	0.000000	0.000000
CANADA	RF42	US		960101	0.100000	0.000000	0.150000	0.000000
CANADA	RF42	US	GOVERNMENT ISSUES	900101	0.000000	0.000000	0.150000	0.000000
SWITZERLAND	RF42	US		980201	0.350000	0.350000	0.350000	0.200000
SWITZERLAND	RF42	US	DEPOSITORY RECEIPTS	040101	0.000000	0.000000	0.150000	0.000000
CHILE	RF42	US		970801	0.350000	0.000000	0.350000	0.000000
GERMANY	RF42	US		020101	0.000000	0.000000	0.211000	0.061000
GERMANY	RF42	US	CONVERTIBLE BONDS	980101	0.263750	0.263750	0.000000	0.000000
SPAIN	RF42	US		070101	0.180000	0.180000	0.180000	0.030000
SPAIN	RF42	US	GOVERNMENT ISSUES	960515	0.000000	0.000000	0.000000	0.000000
FINLAND	RF42	US		850911	0.000000	0.000000	0.150000	0.000000
FRANCE	RF42	US		040407	0.000000	0.000000	0.150000	0.000000
UNITED KINGDOM	RF42	US		050722	0.200000	0.200000	0.000000	0.000000
UNITED KINGDOM	RF42	US	GOVERNMENT ISSUES	980406	0.000000	0.000000	0.000000	0.000000
UNITED KINGDOM	RF42	US	REAL ESTATE INV TRST	070101	0.000000	0.000000	0.220000	0.070000
UNITED KINGDOM	RF42	US	SHORT TERMS	970301	0.000000	0.000000	0.000000	0.000000
HONG KONG	RF42	US		850901	0.000000	0.000000	0.000000	0.000000
INDONESIA	RF42	US		070307	0.100000	0.000000	0.150000	0.000000
IRELAND	RF42	US		060302	0.200000	0.200000	0.000000	0.000000
IRELAND	RF42	US	GOVERNMENT ISSUES	060302	0.000000	0.000000	0.000000	0.000000
ITALY	RF42	US		030101	0.000000	0.000000	0.150000	0.000000
ITALY	RF42	US	DEPOSITORY RECEIPTS	040716	0.000000	0.000000	0.270000	0.120000
JAPAN	RF42	US		040701	0.150000	0.050000	0.070000	0.000000
KOREA, REPUBLIC OF	RF42	US		960101	0.132000	0.000000	0.165000	0.000000
MEXICO	RF42	US		060101	0.049000	0.000000	0.000000	0.000000
MEXICO	RF42	US	GOVERNMENT ISSUES	060101	0.000000	0.000000	0.000000	0.000000
MALAYSIA	RF42	US		070101	0.150000	0.000000	0.270000	0.000000
MALAYSIA	RF42	US	GOVERNMENT ISSUES	040911	0.000000	0.000000	0.000000	0.000000
MALAYSIA	RF42	US	SHORT TERMS	990101	0.000000	0.000000	0.000000	0.000000
NETHERLANDS	RF42	US		070101	0.000000	0.000000	0.150000	0.000000
NORWAY	RF42	US		850911	0.000000	0.000000	0.150000	0.000000
NEW ZEALAND	RF42	US		850911	0.100000	0.000000	0.150000	0.000000
NEW ZEALAND	RF42	US	GOVERNMENT ISSUES	930701	0.000000	0.000000	0.000000	0.000000
PHILIPPINES	RF42	US		061011	0.350000	0.250000	0.350000	0.100000
PHILIPPINES	RF42	US	GOVERNMENT ISSUES	061011	0.200000	0.000000	0.000000	0.000000
PORTUGAL	RF42	US		060101	0.200000	0.200000	0.200000	0.050000
PORTUGAL	RF42	US	DEPOSITORY RECEIPTS	060101	0.000000	0.000000	0.200000	0.000000
SWEDEN	RF42	US		850911	0.000000	0.000000	0.150000	0.000000
SINGAPORE	RF42	US		040101	0.150000	0.000000	0.200000	0.000000
SINGAPORE	RF42	US	REAL ESTATE INV TRST	050101	0.000000	0.000000	0.100000	0.000000
THAILAND	RF42	US		040701	0.100000	0.000000	0.100000	0.000000
THAILAND	RF42	US	GOVERNMENT ISSUES	900101	0.000000	0.000000	0.000000	0.000000
TAIWAN	RF42	US		920131	0.200000	0.000000	0.200000	0.000000
TAIWAN	RF42	US	DEPOSITORY RECEIPTS	030822	0.000000	0.000000	0.200000	0.000000
SOUTH AFRICA	RF42	US		951001	0.000000	0.000000	0.000000	0.000000
ARGENTINA	RF61	US		920401	0.000000	0.000000	0.000000	0.000000
AUSTRIA	RF61	US		990401	0.000000	0.000000	0.250000	0.100000
AUSTRALIA	RF6I	US		850911	0.100000	0.000000	0.150000	0.000000
BELGIUM	RF61	US		960101	0.150000	0.000000	0.250000	0.100000
BELGIUM	RF61	US	GOVERNMENT ISSUES	940101	0.000000	0.000000	0.000000	0.000000

BRAZIL	RF61	US		981230	0.150000	0.000000	0.000000	0.000000
BRAZIL	RF61	US	GOVERNMENT ISSUES	060216	0.000000	0.000000	0.000000	0.000000
CANADA	RF61	US		960101	0.100000	0.000000	0.150000	0.000000
CANADA	RF6I	US	GOVERNMENT ISSUES	900101	0.000000	0.000000	0.150000	0.000000
SWITZERLAND	RF61	US		980201	0.350000	0.350000	0.350000	0.200000
SWITZERLAND	RF6I	US	DEPOSITORY RECEIPTS	040101	0.000000	0.000000	0.150000	0.000000
CHILE	RF61	US		970801	0.350000	0.000000	0.350000	0.000000
GERMANY	RF6I	US		020101	0.000000	0.000000	0.211000	0.061000
GERMANY	RF61	US	CONVERTIBLE BONDS	980101	0.263750	0.263750	0.000000	0.000000
SPAIN	RF61	US		070101	0.180000	0.180000	0.180000	0.030000
SPAIN	RF6I	US	GOVERNMENT ISSUES	960515	0.000000	0.000000	0.000000	0.000000
FINLAND	RF61	US		850911	0.000000	0.000000	0.150000	0.000000
FRANCE	RF61	US		040407	0.000000	0.000000	0.150000	0.000000
UNITED KINGDOM	RF61	US		050722	0.200000	0.200000	0.000000	0.000000
UNITED KINGDOM	RF61	US	GOVERNMENT ISSUES	980406	0.000000	0.000000	0.000000	0.000000
UNITED KINGDOM	RF61	US	REAL ESTATE INV TRST	070101	0.000000	0.000000	0.220000	0.070000
UNITED KINGDOM	RF61	US	SHORT TERMS	970301	0.000000	0.000000	0.000000	0.000000
HONG KONG	RF61	US		850901	0.000000	0.000000	0.000000	0.000000
INDONESIA	RF61	US		070307	0.100000	0.000000	0.150000	0.000000
IRELAND	RF6I	US		040527	0.200000	0.200000	0.000000	0.000000
IRELAND	RF61	US	GOVERNMENT ISSUES	040527	0.000000	0.000000	0.000000	0.000000
ITALY	RF61	US		030916	0.000000	0.000000	0.150000	0.000000
ITALY	RF61	US	DEPOSITORY RECEIPTS	040716	0.000000	0.000000	0.270000	0.120000
JAPAN	RF61	US		040701	0.150000	0.050000	0.070000	0.000000
KOREA, REPUBLIC OF	RF61	US		960101	0.132000	0.000000	0.165000	0.000000
MEXICO	RF61	US		060101	0.049000	0.000000	0.000000	0.000000
MEXICO	RF61	US	GOVERNMENT ISSUES	060101	0.000000	0.000000	0.000000	0.000000
MALAYSIA	RF6I	US		070101	0.150000	0.000000	0.270000	0.000000
MALAYSIA	RF6I	US	GOVERNMENT ISSUES	040911	0.000000	0.000000	0.000000	0.000000
MALAYSIA	RF61	US	SHORT TERMS	990101	0.000000	0.000000	0.000000	0.000000
NETHERLANDS	RF61	US		070101	0.000000	0.000000	0.150000	0.000000
NORWAY	RF61	US		850911	0.000000	0.000000	0.150000	0.000000
NEW ZEALAND	RF6I	US		850911	0.100000	0.000000	0.150000	0.000000
NEW ZEALAND	RF6I	US	GOVERNMENT ISSUES	930701	0.000000	0.000000	0.000000	0.000000
PHILIPPINES	RF61	US		061011	0.350000	0.250000	0.350000	0.100000
PHILIPPINES	RF61	US	GOVERNMENT ISSUES	061011	0.200000	0.000000	0.000000	0.000000
PORTUGAL	RF61	US		060101	0.200000	0.200000	0.200000	0.050000
PORTUGAL	RF6I	US	DEPOSITORY RECEIPTS	060101	0.000000	0.000000	0.200000	0.000000
SWEDEN	RF61	US		850911	0.000000	0.000000	0.150000	0.000000
SINGAPORE	RF61	US		040101	0.150000	0.000000	0.200000	0.000000
SINGAPORE	RF61	US	REAL ESTATE INV TRST	050101	0.000000	0.000000	0.100000	0.000000
THAILAND	RF61	US		040701	0.100000	0.000000	0.100000	0.000000
THAILAND	RF61	US	GOVERNMENT ISSUES	900101	0.000000	0.000000	0.000000	0.000000
TAIWAN	RF61	US		920131	0.200000	0.000000	0.200000	0.000000
TAIWAN	RF6I	US	DEPOSITORY RECEIPTS	030822	0.000000	0.000000	0.200000	0.000000
SOUTH AFRICA	RF61	US		951001	0.000000	0.000000	0.000000	0.000000
AUSTRALIA	RF71	US		850911	0.100000	0.000000	0.150000	0.000000
CANADA	RF71	US		960101	0.100000	0.000000	0.150000	0.000000
CANADA	RF71	US	GOVERNMENT ISSUES	900101	0.000000	0.000000	0.150000	0.000000
GERMANY	RF71	US		020101	0.000000	0.000000	0.211000	0.061000
GERMANY	RF71	US	CONVERTIBLE BONDS	980101	0.263750	0.263750	0.000000	0.000000
FRANCE	RF71	US		060911	0.000000	0.000000	0.150000	0.000000
UNITED KINGDOM	RF71	US		050722	0.200000	0.200000	0.000000	0.000000
UNITED KINGDOM	RF71	US	GOVERNMENT ISSUES	980406	0.000000	0.000000	0.000000	0.000000
UNITED KINGDOM	RF71	US	REAL ESTATE INV TRST	070101	0.000000	0.000000	0.220000	0.070000
UNITED KINGDOM	RF71	US	SHORT TERMS	970301	0.000000	0.000000	0.000000	0.000000
HONG KONG	RF71	US		850901	0.000000	0.000000	0.000000	0.000000
ITALY	RF71	US		910101	0.125000	0.125000	0.270000	0.120000
JAPAN	RF71	US		040701	0.150000	0.050000	0.070000	0.000000
NETHERLANDS	RF71	US		070101	0.000000	0.000000	0.150000	0.000000
NEW ZEALAND	RF71	US		850911	0.100000	0.000000	0.150000	0.000000
NEW ZEALAND	RF71	US	GOVERNMENT ISSUES	930701	0.000000	0.000000	0.000000	0.000000
SINGAPORE	RF71	US		040101	0.150000	0.000000	0.200000	0.000000

SINGAPORE	RF71	US	REAL ESTATE INV TRST	050101	0.000000	0.000000	0.100000	0.000000
AUSTRALIA	RF83	US		850911	0.100000	0.000000	0.150000	0.000000
CANADA	RF83	US		960101	0.100000	0.000000	0.150000	0.000000
CANADA	RF83	US	GOVERNMENT ISSUES	900101	0.000000	0.000000	0.150000	0.000000
GERMANY	RF83	US		020101	0.000000	0.000000	0.211000	0.061000
GERMANY	RF83	US	CONVERTIBLE BONDS	980101	0.263750	0.263750	0.000000	0.000000
FRANCE	RF83	US		060911	0.000000	0.000000	0.150000	0.000000
UNITED KINGDOM	RF83	US		050722	0.200000	0.200000	0.000000	0.000000
UNITED KINGDOM	RF83	US	GOVERNMENT ISSUES	980406	0.000000	0.000000	0.000000	0.000000
UNITED KINGDOM	RF83	US	REAL ESTATE INV TRST	070101	0.000000	0.000000	0.220000	0.070000
UNITED KINGDOM	RF83	US	SHORT TERMS	970301	0.000000	0.000000	0.000000	0.000000
HONG KONG	RF83	US		850901	0.000000	0.000000	0.000000	0.000000
ITALY	RF83	US		910101	0.125000	0.125000	0.270000	0.120000
JAPAN	RF83	US		040701	0.150000	0.050000	0.070000	0.000000
NETHERLANDS	RF83	US		070101	0.000000	0.000000	0.150000	0.000000
NEW ZEALAND	RF83	US		850911	0.100000	0.000000	0.150000	0.000000
NEW ZEALAND	RF83	US	GOVERNMENT ISSUES	930701	0.000000	0.000000	0.000000	0.000000
SINGAPORE	RF83	US		040101	0.150000	0.000000	0.200000	0.000000
SINGAPORE	RF83	US	REAL ESTATE INV TRST	050101	0.000000	0.000000	0.100000	0.000000

EXHIBIT A

The Fund’s Account(s): All Fund Securities contained, from time to time, in the following custody accounts are eligible for Lending Transactions under the Agency Agreement and Counterparty Agreements, provided that the Fund may, by written or electronic notice to the Bank, designate Fund Securities as ineligible for Lending Transactions

State Street Bank and Trust Company:

Account Name	Account Number	Account Master Number
Thrivent Large Cap Growth Portfolio	RF00	THRIV1
Thrivent Income Portfolio	RF02	THRIV1
Thrivent High Yield Portfolio	RF03	THRIV1
Thrivent Partner Intl Stock Portfolio (Principal)	RF05	THRIV1
Thrivent High Yield Fund	RF06	THRIV1
Thrivent Income Fund	RF10	THRIV1
Thrivent Partner International Stock Fund (Principal)	RF13	THRIV1
Thrivent Mid Cap Growth Fund	RF14	THRIV1
Thrivent Limited Maturity Bond Fund	RF17	THRIV1
Thrivent Mid Cap Growth Portfolio	RF21	THRIV1
Thrivent Partner Small Cap Growth Portfolio (Turner)	RF22	THRIV1
Thrivent Mid Cap Growth Portfolio-II	RF23	THRIV1
Thrivent Partner All Cap Portfolio	RF24	THRIV1
Thrivent Large Cap Growth Portfolio-II	RF25	THRIV1
Thrivent Partner Growth Stock Portfolio	RF26	THRIV1
Thrivent Large Cap Value Portfolio	RF27	THRIV1
Thrivent Limited Maturity Bond Portfolio	RF28	THRIV1
Thrivent Large Cap Growth Fund	RF35	THRIV1
Thrivent Balanced Fund	RF36	THRIV1
Thrivent Core Bond Fund	RF37	THRIV1
Thrivent Large Cap Stock Fund (Quant)	RF39	THRIV1
Thrivent Large Cap Value Fund	RF40	THRIV1
Thrivent Diversified Income Plus Fund (HY)	RF41	THRIV1
Thrivent Partner Intl Stock Fund (Mercator)	RF42	THRIV1
Thrivent Mid Cap Stock Fund	RF47	THRIV1
Thrivent Small Cap Stock Fund	RF51	THRIV1
Thrivent Partner Small Cap Value Fund	RF52	THRIV1
Thrivent Balanced Portfolio	RF56	THRIV1
Thrivent Bond Index Portfolio	RF57	THRIV1
Thrivent Large Cap Stock Portfolio (Quant)	RF58	THRIV1
Thrivent Diversified Income Plus Portfolio (HY)	RF60	THRIV1
Thrivent Partner Intl Stock Portfolio (Mercator)	RF61	THRIV1
Thrivent Large Cap Index Portfolio	RF62	THRIV1
Thrivent Mid Cap Index Portfolio	RF63	THRIV1
Thrivent Mid Cap Stock Portfolio	RF64	THRIV1
Thrivent Small Cap Index Portfolio	RF66	THRIV1
Thrivent Small Cap Stock Portfolio	RF67	THRIV1
Thrivent Partner Technology Portfolio	RF68	THRIV1
Thrivent Partner Small Cap Value Portfolio	RF70	THRIV1
Thrivent Real Estate Securities Portfolio	RF71	THRIV1

Thrivent Mortgage Securities Portfolio	RF72	THRIV1
Thrivent Partner Small Cap Growth Portfolio (Turner)	RF74	THRIV1
Thrivent Partner Mid Cap Value Portfolio	RF76	THRIV1
Thrivent Partner Small Cap Growth Fund (Turner)	RF81	THRIV1
Thrivent Partner Small Cap Growth Fund (Turner)	RF82	THRIV1
Thrivent Real Estate Securities Fund	RF83	THRIV1
Thrivent Partner Mid Cap Value Fund	RF84	THRIV1
Thrivent Diversified Income Plus Fund (Equity)	RFE4	THRIV1
Thrivent Diversified Income Plus Portfolio (Equity)	RFE6	THRIV1
Thrivent Large Cap Stock Fund (Growth)	RFG3	THRIV1
Thrivent Large Cap Stock Portfolio (Growth)	RFG5	THRIV1
Thrivent Diversified Income Plus Fund (REIT)	RFR4	THRIV1
Thrivent Diversified Income Plus Portfolio (REIT)	RFR6	THRIV1
Thrivent Large Cap Stock Fund (Value)	RFV3	THRIV1
Thrivent Large Cap Stock Portfolio (Value)	RFV5	THRIV1

EXHIBIT B

APPROVED COUNTERPARTIES

OCTOBER 31, 2009

Abbey National Securities Inc.	ING Financial Markets LLC
ABN Amro Bank NV New York Branch	ING Bank NV, London Branch
ABN Amro NV	ING Bank NV, Amsterdam
Banc of America Securities LLC.	ING BHF-Bank AG
Bank of America London	Jefferies and Company Inc.
Bank of Montreal, NY Branch	JP Morgan Chase Bank, London Branch
Barclay Capital, Inc	JP Morgan Securities Inc
Barclays Bank PLC	JP Morgan Securities Ltd
Barclays Capital Securities Ltd	Landesbank Baden-Württemberg, Stuttgart
BMO Nesbitt Burns Corp	M.S. Securities Services
BNP Paribas	Man Financial Limited
BNP Paribas Securities Corp.	Merrill Lynch International
BNP Paribas SNC	Merrill Lynch Pierce Fenner
BNP-Paribas Securities Services, Frankfurt	Mitsubishi Securities (USA) Inc
Calyon	Mitsubishi UFJ Securities International plc
Calyon, NY Branch	Mizuho Securities Inc
Calyon Securities Inc.	Mizuho Securities USA
Cantor Fitzgerald & Co.	Morgan Stanley & Co International Limited
Cater Allen ltd, London	Morgan Stanley Securities Ltd
Citadel Trading Group LLC	Morgan Stanley & Co. Incorporated
Citigroup Financial Products Inc.	Morgan Stanley Bank AG, Frankfurt
Citigroup Global Markets Inc	Nomura International PLC
Citigroup Global Markets Limited	Nomura Securities International Inc
Commerzbank AG, Frankfurt	Paloma Securities LLC
Credit Suisse Securities (Europe) Ltd	Paloma Securities London Limited
Credit Suisse Securities (USA) LLC	Rabobank Nederland
Danske Bank AS	RBC Dominion Securities Corp.
Dekabank Deutsche Girozentrale	Royal Bank of Scotland PLC
Deutsche Bank AG	Scotia Capital (Europe) Ltd
Deutsche Bank Securities Inc	SG Americas Securities LLC
DZ-Bank (vormals SGZ/GZ), Frankfurt	Societe Generale, NY Branch
Fidelity Capital Markets	Societe Generale
Fimat SNC Paris	TD Securities (USA), Inc.
Newedge USA, INC.	UBS AG
First Clearing LLC	UBS Limited
Fortis Bank (Nederland) NV	UBS Securities LLC
Fortis Securities LLC	WestLB AG
GNI Ltd	WestLB London Branch
Goldman Sachs and Company
Goldman Sachs International
RBS Greenwich Capital Markets Inc
HBOS PLC
HSBC Bank Plc
HSBC Securities Inc.
HSBC Securities USA, Inc.
HSBC Trinkaus&Burkhardt KGaA, Ddf
HypoVereinsbank AG, München